                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant  |X|        Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-12

                            UNITED TRUST GROUP, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee  required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ----------------------------------------------------------------------

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ----------------------------------------------------------------------

     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount of which the
          filing  fee  is   calculated   and  state  how  it  was   determined):
          ----------------------------------------------------------------------

     (4)  Proposed      maximum      aggregate     value     of     transaction:
          ----------------------------------------------------------------------

     (5)  Total                             fee                            paid:
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|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount                         Previously                        Paid:
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     (2)  Form,      Schedule      or      Registration      Statement      No.:
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     (3)  Filing                                                          Party:
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     (4)  Data                                                            Filed:
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                            UNITED TRUST GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held on Wednesday, June 15, 2005

To the Shareholders of UNITED TRUST GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of United Trust
Group Inc., an Illinois corporation ("UTG"), will be held on Wednesday, June 15,
2005 at 10:00 a.m. at the  corporate  headquarters  at 5250 South Sixth  Street,
Springfield, Illinois 62703 for the following purposes:

     1.   To elect  eight  directors  of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

     2.   To approve a proposal to change the state of incorporation of UTG from
          Illinois  to  Delaware  by  merging  UTG with and into a  wholly-owned
          Delaware  subsidiary,  referred  to as the  Reincorporation  Proposal, which  reincorporation  will make certain changes to UTG's articles of incorporation and bylaws,  all of which is more fully described in the accompanying proxy statement;

     3.   To  consider  and act upon such  other  business  as may  properly  be brought before the meeting.

The Board of Directors  has fixed the close of business on April 22, 2005 as the record date for the Annual Meeting.  Only shareholders of record as of the close of  business  on the record  date are  entitled  to notice of and to vote at the
Annual Meeting.  As a shareholder of UTG, you have the right to dissent from the merger and  receive the "fair  value" of your  shares of UTG common  stock under applicable  provisions  of  Illinois  law.  A  copy  of the  Illinois  statutory provisions regarding  dissenters' rights is included as Appendix D to this proxy statement.

Whether  or not you plan to attend the  Annual  Meeting,  you are urged to mark, date and sign the enclosed  proxy and return it promptly so that your shares can be represented  and voted at the Annual  Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual  Meeting by following the  instructions in the  accompanying  proxy  statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                   UNITED TRUST GROUP, INC.

                                                 Theodore C. Miller, Secretary

Dated:  May 26, 2005
Springfield, Illinois

                            YOUR VOTE IS IMPORTANT!

PLEASE  COMPLETE,  DATE,  SIGN AND  PROMPTLY  RETURN YOUR PROXY IN THE  ENCLOSED
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                                SHAREHOLDERS OF
                            UNITED TRUST GROUP, INC.

                   GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of United Trust Group,  Inc., an Illinois
corporation ("UTG" or the "Company"),  will be held on Wednesday,  June 15, 2005 at  10:00  a.m.  at the  corporate  headquarters  at 5250  South  Sixth  Street,
Springfield,  Illinois 62703.  The mailing address of UTG's principal  executive office is P.O. Box 5147, Springfield, Illinois 62705.

This proxy  statement  is being sent to each  holder of record of the issued and outstanding shares of common stock of UTG, no par value (the "Common Stock"), as of the  close of  business  on April  22,  2005,  in  order to  furnish  to each shareholder  information  relating  to  the  business  to be  transacted  at the meeting.

This proxy statement and the enclosed proxy are being mailed on or about May 26,
2005  to the  shareholders  of UTG  entitled  to  notice  of and to  vote at the meeting.  The Annual  Report of UTG for the fiscal year ended  December 31, 2004 has been mailed to shareholders  under separate cover. UTG will bear the cost of soliciting  proxies from its  shareholders.  UTG may reimburse brokers and other persons for their  reasonable  expenses in  forwarding  proxy  materials  to the beneficial  owners  of Common  Stock.  Solicitations  may be made by  telephone, telegram or by personal  calls,  and it is anticipated  that such  solicitations will consist  primarily of requests to brokerage houses,  custodians,  nominees, and fiduciaries to forward the soliciting  material to the beneficial  owners of shares  held of record by such  persons.  If  necessary,  officers  and  regular employees of UTG may by telephone,  telegram or personal  interview  request the return of proxies.

                                     VOTING

The  enclosed  proxy is  solicited by and on behalf of the Board of Directors of
UTG. If you are unable to attend the meeting on Wednesday, June 15, 2005, please complete the enclosed proxy and return it to us in the accompanying  envelope so that your shares will be represented and voted at the meeting.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked,  the shares represented  thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time  before  it is  voted by  delivering  to the  Secretary  of UTG a written  notice of revocation or a duly executed  proxy bearing a later date, or by  attending  the  meeting  and voting his or her shares in person.  If a proxy fails to specify how it is to be voted,  it will be voted "FOR" the  election of the directors and "FOR" the Reincorporation Proposal.

Inspectors  of election  will be  appointed  to tabulate the number of shares of
Common  Stock  represented  at the meeting in person or by proxy,  to  determine whether or not a quorum is present  and to count all votes cast at the  meeting.
The holders of a majority of the  outstanding  shares of Common  Stock as of the record  date must be  represented  at the meeting in person or by proxy in order for a quorum to be present at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of  determining  the presence of a quorum.  Abstentions  and broker non-votes  will have no effect on the  election of  directors  but will have the effect of a vote  against  the  Reincorporation  Proposal  and any other  matter submitted to a vote at the meeting. The holders of Common Stock as of the record date are  entitled  to one vote per share of Common  Stock  with  respect to the election of directors,  the  Reincorporation  Proposal and any other matter that may be  submitted  to a vote at the  meeting.  With  respect to the  election of directors,  the  affirmative  vote of a  plurality  of the  votes  duly  cast is required  for the election of directors  (that is, the  nominees  receiving  the greatest number of votes will be elected). There are no cumulative voting rights with respect to the election of directors.  The affirmative  vote of the holders of two-thirds of the shares of Common Stock represented in person or by proxy at the annual meeting is required for approval of the Reincorporation Proposal. The affirmative  vote of the  holders  of a majority  of the shares of Common  Stock represented  in person or by proxy at the annual  meeting is required to approve any other matter that may be submitted to a vote at the meeting.  Management  is not  aware  of  any  matter  other  than  the  election  of  directors  and  the
Reincorporation Proposal to be brought before the shareholders at the meeting.

The Correll  affiliates hold  approximately 66% of the outstanding  Common Stock
(See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS") and intend to vote their shares in favor of the election of directors and the Reincorporation Proposal as further described below.

                         VOTING SECURITIES OUTSTANDING

April  22,  2005 has been  fixed as the  record  date for the  determination  of shareholders  entitled  to notice of and to vote at the  annual  meeting  or any adjournments  or  postponements  thereof.  On that  date,  UTG  had  outstanding
3,953,795  shares  of  Common  Stock.  No  other  voting  securities  of UTG are outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The  following  table sets forth the name and address of the persons or entities known to be the beneficial  owners of more than 5% of UTG's  outstanding  Common
Stock and shows:  (i) the total  number of shares of Common  Stock  beneficially owned by such person as of April 22, 2005 and the nature of such ownership;  and
(ii) the percent of the issued and  outstanding  shares of Common Stock so owned as of the same date.

Title                 Name and Address                      Amount and Nature of       Percent
of Class              of Beneficial Owner (1)               Beneficial Ownership       of Class (2)

Common Stock,         Jess T. Correll                         185,454      (3)            4.7%
no par value          First Southern Bancorp, Inc.          1,739,072      (3)(4)        44.0%
                      First Southern Funding, LLC             335,453      (3)(4)         8.5%
                      First Southern Holdings, LLC          1,483,791      (3)(4)        37.5%
                      First Southern Capital Corp., LLC       237,333      (3)(4)         6.0%
                      First Southern Investments, LLC          24,086                     0.6%
                      Ward F. Correll                          98,523         (5)         2.5%
                      WCorrell, Limited Partnership            72,750         (3)         1.8%
                      Cumberland Lake Shell, Inc.              98,523         (5)         2.5%

                      Total(6)                              2,619,921                    66.3%

(1)  The  address  for each of  Jesse  Correll,  First  Southern  Bancorp,  Inc.
     ("FSBI"), First Southern Funding, LLC ("FSF"), First Southern Holdings, LLC
     ("FSH"),   First  Southern  Capital  Corp.,  LLC  ("FSC"),  First  Southern
     Investments,  LLC ("FSI"),  and WCorrell,  Limited  Partnership  ("WCorrell
     LP"), is P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky 40484. The
     address for each of Ward Correll and Cumberland Lake Shell, Inc. ("CLS") is
     P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(2)  The percentage of outstanding shares is based on 3,953,795 shares of Common
     Stock outstanding as of April 22, 2005.

(3)  The share  ownership of Jesse Correll  listed  includes  112,704  shares of
     Common Stock owned by him individually.  The share ownership of Mr. Correll also  includes  72,750  shares of Common  Stock held by  WCorrell,  Limited
     Partnership,  a limited partnership in which Mr. Correll serves as managing general  partner and, as such, has sole voting and  dispositive  power over the shares held by it. In  addition,  by virtue of his  ownership of voting securities  of FSF and FSBI,  and in turn,  their  ownership of 100% of the outstanding  membership  interests of FSH,  Jesse  Correll may be deemed to beneficially  own the total number of shares of Common Stock owned by FSBI,
     FSF and FSH, and may be deemed to share with FSBI, FSF and FSH the right to vote and to dispose of such shares.  Mr. Correll owns  approximately 84% of the outstanding membership interests of FSF; he owns directly approximately
     55%,  companies he controls own approximately  12%, and he has the power to vote but does not own an additional 3% of the  outstanding  voting stock of
     FSBI. FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership  interests  of FSH.  Mr.  Correll  is also a manager  of FSC and thereby may also be deemed to  beneficially  own the total number of shares of Common  Stock owned by FSC, and may be deemed to share with it the right to vote and to dispose of such shares.  The  aggregate  number of shares of
     Common Stock held by these other entities,  as shown in the above table, is
     1,976,405 shares.

(4)  The share ownership of FSBI consists of 255,281 shares of Common Stock held by FSBI directly and 1,483,791  shares of Common Stock held by FSH of which
     FSBI is a 99% member  and FSF is a 1%  member,  as  described  above.  As a result,  FSBI may be deemed to share the voting and dispositive  power over the shares held by FSH.

(5)  Represents  the shares of Common Stock held by CLS, all of the  outstanding voting  shares  of which are owned by Ward F.  Correll  and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and  dispositive power over these shares.

(6)  According to the most recent  Schedule  13D, as amended,  filed  jointly by each of the entities and persons listed above,  Jesse Correll,  FSBI,  FSF,
     FSH, FSC, and FSI, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG. In addition, the Schedule
     13D indicates  that because of their  relationships  with Jesse Correll and these other entities, Ward Correll, CLS, and WCorrell,  Limited Partnership
     may also be deemed to be members of this group.  Because the  Schedule  13D indicates that for its purposes,  each of these entities and persons may be deemed to have acquired  beneficial  ownership of the equity  securities of
     UTG  beneficially  owned by the other  entities and persons,  each has been identified and listed in the above tabulation.

                    SECURITY OWNERSHIP OF MANAGEMENT OF UTG

The following  table shows with respect to each of the  directors of UTG,  UTG's chief executive  officer and each of UTG's executive  officers whose salary plus bonus  exceeded  $100,000  for fiscal 2004,  and with  respect to all  executive officers  and  directors  of UTG as a group:  (i) the total  number of shares of
Common Stock of UTG,  beneficially  owned as of April 22, 2005 and the nature of such  ownership;  and (ii) the percent of the issued and  outstanding  shares of
Common Stock so owned, and granted stock options  exercisable  within 60 days of
April 22, 2005.

                        Directors, Named Executive
    Title               Officers, & All Directors &                        Amount and Nature of                 Percent
    of Class            Executive Officers as a Group                      Beneficial Ownership                 of Class (1)

    Common                       John S. Albin                                10,503       (2)                           *
    Stock, no                    Randall L. Attkisson                              0       (3)                           *
    par value                    Joseph A. Brinck, II                              0                                     *
                                 Jesse T. Correll                          2,497,312       (4)                          63.2%
                                 Ward F. Correll                              98,523       (5)                           2.5%
                                 Thomas F. Darden                             21,095       (6)                           *
                                 Theodore C. Miller                           10,000       (6)                           *
                                 William W. Perry                             30,000       (6)                           *
                                 James P. Rousey                                   0                                     *
                                 All directors and executive officers
                                 as a group (9 in number)                  2,667,433                                    67.5%

(1)  The percentage of outstanding  shares for UTG is based on 3,953,795  shares of Common Stock outstanding as of April 22, 2005.

(2)  Includes 392 shares owned directly by Mr. Albin's spouse.

(3)  Randall L.  Attkisson is an associate and business  partner of Mr. Jesse T.
     Correll and holds minority ownership  positions in certain of the companies listed as owning UTG Common Stock including First Southern Bancorp, Inc.

(4)  The share ownership of Mr. Correll  includes 112,704 shares of Common Stock owned by him individually,  255,281 shares of Common Stock held by FSBI and
     335,453  shares of Common  Stock owned by FSF.  The share  ownership of Mr.
     Correll also includes 72,750 shares of Common Stock held by WCorrell, LP, a limited partnership in which Mr. Correll serves as managing general partner and, as such, has sole voting and dispositive power over the shares held by
     it. In addition, by virtue of his ownership of voting securities of FSF and
     FSBI, and in turn,  their ownership of 100% of the  outstanding  membership interests  of FSH (the holder of  1,483,791  shares of Common  Stock),  Mr.
     Correll  may be deemed to  beneficially  own the total  number of shares of
     Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares.  Mr. Correll owns  approximately 84% of the outstanding membership interests of FSF; he owns directly approximately
     55%,  companies he controls own approximately  12%, and he has the power to vote but does not own an additional 3% of the  outstanding  voting stock of
     FSBI. FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership  interests  of FSH.  Mr.  Correll is also a manager of FSC,  and thereby may also be deemed to beneficially own the 237,333 shares of Common
     Stock held by FSC, and may be deemed to share with it the right to vote and to dispose of such shares.  Share ownership of Mr. Correll does not include
     24,086 shares of Common Stock held by FSI.

(5)  CLS owns  98,523  shares of Common  Stock,  all of the  outstanding  voting shares  of which are owned by Ward F.  Correll  and his wife.  As a result,
     Ward F.  Correll  may be deemed to share the voting and  dispositive  power over these shares. Ward F. Correll is the father of Jesse T. Correll. There are 72,750  shares of Common  Stock  owned by WCorrell LP in which Jesse T.
     Correll  serves as managing  general  partner and, as such, has sole voting and  dispositive  power  over the  shares of Common  Stock  held by it. The aforementioned  72,750 shares are deemed to be beneficially  owned by Jesse
     T. Correll.

(6)  Shares subject to UTG Employee and Director Stock Purchase Plan.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power over the shares of Common Stock beneficially owned by them.

The following table shows with respect to each individual identified above under
Security Ownership of Management,  the ownership of shares of FSBI, an affiliate of UTG.

Title              Director or                             Amount and Nature                Percent of
of Class           Executive Officer of UTG                of Ownership                     Class (1)

Common                      Randall L. Attkisson             7,344           (2)             5.88%
Stock                       Jesse T. Correll               102,041           (3)(4)         70.20%
                            Ward F. Correll                 24,174           (4)(5)         18.21%
                            James P. Rousey                    961           (6)              .77%

(1)  The  percentage of  outstanding  shares for FSBI is based on 124,201 shares outstanding as of March 31, 2005, including outstanding options.

(2)  Includes  3,427  shares  owned by Mr.  Attkisson's  spouse  and  options to purchase 792 shares that can be exercised at any time by Mr. Attkisson.

(3)  Includes 15,052 shares owned by the WCorrell, Limited Partnership, of which
     Jesse Correll is the managing general  partner,  and 3,461 shares which Mr.
     Correll  has the  power to vote and as to  which  he  disclaims  beneficial ownership.  Also  includes  options to purchase  12,621  shares that can be exercised at any time by Mr. Correll.

(4)  Includes options to purchase 8,530 shares that can be exercised at any time by either Jesse Correll, Ward Correll or the WCorrell, Limited Partnership.

(5)  Includes  15,052 shares owned by the  WCorrell,  LP and 592 shares owned by
     CLS.

(6)  Includes 99 shares owned by Mr. Rousey's spouse and options to purchase 194 shares that can be exercised at any time by Mr. Rousey.

The following table shows with respect to each individual identified above under security ownership of management the ownership held in FSF, an affiliate of UTG.

Title            Director or Executive           Amount and Nature           Percent of
of Class         Officer of UTG                  of Ownership                Class (1)

Common            Randall L. Attkisson              44.75                      4.8%
Stock             Jesse T. Correll                 784.87                     83.5%

(1)  The  percentage  of  outstanding  units  for FSF is based on  939.77  units outstanding as of March 31, 2005.

                             THE BOARD OF DIRECTORS

In accordance  with the laws of Illinois and the Articles of  Incorporation  and
Bylaws of UTG, as amended,  UTG is managed by its executive  officers  under the direction  of the  Board  of  Directors.  Each of the  members  of the  board of directors  is  independent  (as defined  under NASD listing  standards),  except
Messrs.  Attkisson,  Jesse  Correll,  Ward Correll and Rousey.  The Board elects executive  officers,  evaluates  their  performance,  works with  management  in establishing  business  objectives  and considers  other  fundamental  corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other  significant  corporate  business  transactions.  In the fiscal year ended  December 31, 2004,  the Board met four times.  All  directors attended at least 75% of all  meetings  of the board,  except Mr. John Albin and
Mr. Ward Correll.  The Company does not have a policy  regarding  Board members'
attendance at annual meetings, however all members are encouraged to attend. Six of the eight Board members were present at the 2004 annual shareholders meeting.

The Board of  Directors  has an Audit  Committee  consisting  of Messrs.  Perry,
Albin, and Brinck. Each of the members of the Audit Committee is independent (as defined under NASD listing standards).  The Audit Committee performs such duties as  outlined in the  Company's  Audit  Committee  Charter.  The Audit  Committee
reviews and acts or reports to the Board with  respect to various  auditing  and accounting  matters,  the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors,  the performance of
UTG's independent and internal auditors and the accounting practices of UTG. The
Audit  Committee also  recommends to the full Board of Directors the auditors to be appointed by the Board. The Audit Committee met twice in 2004.

The Board has reviewed the  qualifications of each member of the audit committee and  determined no member of the committee  meets the definition of a "financial expert".  The Board concluded  however,  that each member of the committee has a proven track record as a successful businessman, each operating his own company, and their  experience as businessmen  provide a base of knowledge and experience adequate for participation as a member of the committee.

The compensation of UTG's executive  officers is determined by the full Board of
Directors (see report on Executive Compensation).

The  Board  of  Directors  does not have a  formal  nominating  committee,  or a committee  that  performs  similar  functions,  and does  not have a  nominating committee  charter.  The Board has concluded that the nominating  process should not be  limited  to  certain  members  so  that  a  comprehensive  selection  of candidates can be considered.  Therefore, the nomination process is conducted by the full Board of  Directors.  The Board of  Directors  has not adopted a formal policy with regard to the  consideration of director  candidates  recommended by
stockholders.   The  Board  of  Directors  will,   however,   consider  nominees
recommended by stockholders.  Shareholders  wishing to recommend  candidates for
Board membership must submit the  recommendations in writing to the Secretary of the  Company  at least 90 days  prior to a date  corresponding  to the  previous year's Annual Meeting,  with the submitting  shareholder's  name and address and pertinent  information  about the proposed nominee similar to that set forth for nominees  named herein.  Proposed  nominees will be considered in light of their potential contributions to the Board, their backgrounds,  their independence and such other factors as the Board considers appropriate.

Under UTG's  Bylaws,  the Board of Directors is comprised of at least six and no more than eleven  directors.  At December 31, 2004. the Board consisted of eight directors.  Shareholders  elect  Directors  to serve for a period of one year at
UTG's Annual Shareholders' meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors  and  officers of UTG file  periodic  reports  regarding  ownership of
Company  securities  with the  Securities  and Exchange  Commission  pursuant to
Section 16(a) of the Securities  Exchange Act of 1934 as amended,  and the rules promulgated  thereunder.  During 2004, UTG was aware of the following individual who filed a late  Form 4,  statement  of  changes  in  beneficial  ownership  of securities,  with the Securities and Exchange  Commission,  Thomas F Darden, II,
director.  This individual reported a purchase of 4,315 shares of UTG stock. SEC filings may be viewed from the Company's Web site www.unitedtrustgroup.com.

The  Board  of  Directors  has  provided  a  process  for  shareholders  to send communications  directly to the Board. These communications can be sent to James
Rousey,  Executive Vice President,  Chief Administrative Officer and Director of
UTG at the corporate  headquarters at 5250 South Sixth Street,  Springfield,  IL
62703

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In  connection  with the  December  31,  2004  financial  statements,  the audit committee:  (1) reviewed and discussed  the audited  financial  statements  with management; (2) discussed with the auditors the matters required by Statement on
Auditing  Standards No. 61; and (3) reviewed and discussed with the auditors the matters  required by Independence  Standards  Board  Statement No.1.  Based upon these reviews and discussions,  the audit committee  recommended to the Board of
Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                          William W. Perry - Committee Chairman
                          John S. Albin
                          Joseph A. Brinck, II

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, eight directors are to be elected, each  director  to hold  office  until  the next  annual  meeting  and until his successor is elected and qualified. Each nominee will be elected director by the affirmative  vote of a plurality  of the votes duly cast for such  nominee.  The persons  named in the proxy  intend to vote the  proxies  as  instructed  in the proxies.  If no instructions are given in a particular  proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below.  Should any of the nominees listed below become unable or unwilling to accept  nomination or election,  it is intended, in the absence of contrary  specifications,  that the proxies  will be voted for the  balance  of those  named  and for a  substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors  if elected.  Information  with respect to business  experience  of the  Board  of  Directors  has  been  furnished  by the respective  directors  or  obtained  from  the  records  of UTG.  The  following individuals are the nominees for the election of directors:

Name, Age

                    Position  with the Company,  Business  Experience  and Other
                    Directorships

John S. Albin, 76

                    Director  of UTG since  1984;  farmer in  Douglas  and Edgar
                    Counties,  Illinois  since  1951;  Chairman  of the Board of
                    Longview  State  Bank  from 1978 to 2005;  President  of the
                    Longview Capital Corporation,  a bank holding company, since
                    1978;  Chairman of First  National Bank of Ogden,  Illinois,
                    from 1987 to 2005;  Chairman  of the State Bank of  Chrisman from  1988 to  2005;  Chairman  of  First  National  Bank in
                    Georgetown  from 1994 to 2005;  Director  and  Secretary  of
                    Illini  Community   Development   Corporation   since  1990;
                    Commissioner of Illinois Student Assistance  Commission from
                    1996 to 2002.

   Randall L. Attkisson, 59

                    Director of UTG since 1999;  President  and Chief  Operating
                    Officer  of  UTG  since  2001;   Chief  Financial   Officer,
                    Treasurer,  Director of First Southern Bancorp,  Inc, a bank holding company,  since 1986;  Treasurer,  Director of First
                    Southern  Funding,  LLC since  1992;  Director  of  Kentucky
                    Christian  Foundation  since  2002;  Director  of The  River
                    Foundation,   Inc.  since  1990;  President  of  Randall  L.
                    Attkisson & Associates  from 1982 to 1986;  Commissioner  of
                    Kentucky  Department  of Banking &  Securities  from 1980 to
                    1982;  Self-employed  Banking  Consultant in Miami,  Florida from 1978 to 1980.

Joseph A. Brinck, II, 49

                    Director of UTG since 2003; CEO of Stelter & Brinck,  LTD, a
                    full  service   combustion   engineering  and  manufacturing
                    company,  from  1979  to  present;   President  of  Superior
                    Thermal,   LTD  from  1990  to  present.   Currently   holds
                    Professional Engineering licenses in Ohio, Kentucky, Indiana and Illinois.

Jesse T. Correll, 48

                    Chairman  and CEO of UTG since  2000;  Director of UTG since
                    1999;  Chairman,   President,  Director  of  First  Southern
                    Bancorp,  Inc.  since  1983;  President,  Director  of First
                    Southern Funding, LLC since 1992; President, Director of The
                    River  Foundation  since 1990;  Director  of Thomas  Nelson,
                    Inc.,  a premier  publisher  of Bibles and  Christian  books since 2001; Director of Computer Services, Inc., provider of bank technology  products and services since 2001;  Director of Global Focus,  since 2001; Young Life Dominican  Republic
                    Committee  Member  since 2000.  Jesse  Correll is the son of
                    Ward Correll.

Ward F. Correll, 76

                    Director of UTG since 2000; President, Director of Tradeway,
                    Inc. of Somerset,  Kentucky since 1973; President,  Director of Cumberland Lake Shell,  Inc. of Somerset,  Kentucky since
                    1971; President, Director of Tradewind Shopping Center, Inc.
                    of Somerset, Kentucky since 1966; Director of First Southern
                    Bancorp,   Inc.  since  1987;  Director  of  First  Southern
                    Funding,  LLC since 1991;  Director of The River  Foundation since 1990; and Director of First Southern  Insurance Agency since 1987. Ward Correll is the father of Jesse Correll.

Thomas F. Darden, 50

                    Chief Executive Officer of Cherokee Investment  Partners,  a
                    private equity fund;  Chairman of Cherokee  Sanford Group, a brick manufacturing  company,  from 1984 to 1990; Consultant
                    with   Bain  &  Company   in  Boston   from  1981  to  1983;
                    Environmental planner for the Korea Institute of Science and
                    Technology  in Seoul,  from 1981 to 1983;  Director  of Shaw
                    University   and  the   University   of   North   Carolina's
                    Environmental   Department;   Director   of   the   National
                    Brownfield Association; Member of Board of Trustees of North
                    Carolina Environmental Defense; previously,  Chairman of the
                    Research  Triangle Transit Authority and served two terms on the  N.C.  Board  of  Transportation;  Director  of  Winston
                    Hotels,  Inc.  (NYSE);  Member  of  Board  of  Governors  of
                    Research Triangle Institute in Research Triangle Park, NC.

William W. Perry, 48

                    Director of UTG since 2001; Owner of SES Investments,  Ltd., an oil and gas investments company since 1991;  President of
                    EGL Resources, Inc., an oil and gas operations company based in Texas and New  Mexico  since  1992;  President  of a real estate investment company;  Chairman of Perry & Perry, Inc., a Texas oil and gas consulting company since 1977;  Director of Young Life  Foundation  and  involved  with Young Life in various  capacities;  Director  of  Abel-Hangar  Foundation;
                    Director  of  University  of Oklahoma  Associates;  Midland,
                    Texas city council member since 2002.

James P. Rousey, 46

                    Executive Vice President,  Chief Administrative  Officer and
                    Director  of UTG  since  September  2001;  Regional  CEO and
                    Director of First Southern  National Bank from 1988 to 2001;
                    Board  Member  with the  Illinois  Fellowship  of  Christian
                    Athletes since 2001.

The Board of Directors  recommends that  shareholders vote "FOR" the election of the director nominees listed above.

                           EXECUTIVE OFFICERS OF UTG

More detailed  information  on the following  executive  officers of UTG appears under "Directors":

Jesse T. Correll         Chairman of the Board and Chief Executive Officer
Randall L. Attkisson     President and Chief Operating Officer
James P. Rousey          Executive Vice President and Chief Administrative Officer

Other executive officers of UTG are set forth below:

Name, Age

                    Position with UTG and, Business Experience

Theodore C. Miller, 42

                    Corporate   Secretary  since  December  2000;   Senior  Vice
                    President and Chief Financial  Officer since July 1997; Vice
                    President since October 1992 and Treasurer from October 1992 to December  2003;  Vice President and Controller of certain affiliated  companies from 1984 to 1992;  Vice President and
                    Treasurer of certain affiliated companies from 1992 to 1997;
                    Senior  Vice  President  and  Chief  Financial   Officer  of
                    subsidiary  companies  since 1997;  Corporate  Secretary  of subsidiary companies since 2000.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information  regarding  compensation paid to or earned by UTG's Chief Executive Officer and each of the executive officers of UTG whose salary plus bonus exceeded $100,000 during UTG's last fiscal year:

                           SUMMARY COMPENSATION TABLE

Name and                                           Annual Compensation          All Other (1)
Principal Position                       Year      Salary ($)    Bonus ($)      Compensation ($)

Jesse T. Correll                         2004         75,720       -                   4,500
Chairman of the Board                    2003         75,720       -                   4,500
Chief Executive Officer                  2002         75,000       -                   4,500

Randall L. Attkisson                     2004         75,720       -                   4,500
President                                2003         75,720       -                   4,500
                                         2002         75,000       -                   4,500

Theodore C. Miller                       2004        100,000       -                   3,000
Corporate Secretary                      2003        100,000     3,000                 3,000
Senior Vice President                    2002        100,000       -                   3,000
Chief Financial Officer

James P. Rousey                          2004        135,000       -                   1,519
Executive Vice President                 2003        135,000       -                   2,025
Chief Administrative Officer             2002        135,000    10,000                 2,025

Douglas A. Dockter (2)                   2004        100,000     1,000                 2,700
Vice President                           2003        100,000     4,000                 2,689
                                         2002         95,000       -                   2,316

(1)  All Other  Compensation  consists  of UTG's  matching  contribution  to the
     Employee Savings Trust 401(k) Plan.

(2)  Mr. Dockter is not considered an executive  officer of UTG, but is included in this table pursuant to compensation disclosure requirements.

Compensation of Directors

UTG's standard  arrangement for the compensation of directors provides that each director shall receive an annual retainer of $2,400,  plus $300 for each meeting attended and  reimbursement  for  reasonable  travel  expenses.  UTG's  director compensation policy also provides that directors who are employees of UTG do not
receive  any   compensation   for  their   services  as  directors   except  for
reimbursement for reasonable travel expenses for attending each meeting.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

The  Board of  Directors  does not have a  formal  compensation  committee.  The compensation  of UTG's  executive  officers is  determined  by the full Board of
Directors.  The  Board of  Directors  strongly  believes  that  UTG's  executive officers  directly impact the short-term and long-term  performance of UTG. With this belief and the corresponding  objective of making decisions that are in the best interest of UTG's  shareholders,  the Board of Directors places significant emphasis on the design and administration of UTG's executive compensation plans.

Executive Compensation Elements

Base  Salary.  The  Board of  Directors  establishes  base  salaries  at a level intended to be within the competitive market range of comparable  companies.  In addition  to the  competitive  market  range,  many  factors are  considered  in determining  base  salaries,  including  the  responsibilities  assumed  by  the executive, the scope of the executive's position, experience, length of service, individual performance and internal equity considerations. In addition to a base salary,  increased  compensation of current and future executive officers of the
Company  will  be  determined  using a  "performance  based"  philosophy.  UTG's financial  results are analyzed and future  increases  to  compensation  will be proportionately based on the profitability of the Company.

Stock  Options.  Stock  options  are granted at the  discretion  of the Board of
Directors.  There were no options granted to the named executive officers during the last three fiscal years.

Stock Purchase Program

On March 26, 2002, the Board of Directors of UTG adopted,  and on June 11, 2002, the  shareholders  of UTG approved,  the United Trust Group,  Inc.  Employee and
Director  Stock Purchase Plan. The plan allows for the issuance of up to 400,000 shares of Common  Stock.  The plan's  purpose is to  encourage  ownership of UTG stock  by  eligible  directors  and  employees  of UTG and its  subsidiaries  by providing them with an opportunity to invest in shares of UTG Common Stock.  The plan is  administered  by the Board of  Directors.  A total of 58,891  shares of
Common  Stock  were  issued  under this plan in 2002 to eight  individuals  at a purchase price of $12.00 per share. In 2003,  16,546 shares were issued to three participants  at a purchase  price of $11.84 per share.  In 2004,  14,440 shares were issued to four  participants at a purchase price of $11.59 per share.  Each
participant   under  the  plan  executed  a  "stock   restriction  and  buy-sell
agreement",  which among other things provides UTG with a right of first refusal on any future sales of the shares acquired by the  participant  under this plan.
The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell  agreement  shall  equal,  on a per  share  basis,  the  sum of (i) the original  purchase  price  paid to  acquire  such  shares  from UTG and (ii) the consolidated  statutory net earnings  (loss) per share of such shares during the period from the end of the month next  preceding  the month in which such shares were acquired  pursuant to the plan, to the end of the month next  preceding the month in which the sale of such shares to UTG  occurs.  At  December  31,  2004, shares  issued  under this plan had a value of $11.63 per share  pursuant to the above formula.

Chief Executive Officer

On March 27,  2000,  Jesse T.  Correll  assumed the  position of Chairman of the
Board and Chief Executive  Officer of UTG and each of its affiliates.  Under Mr.
Correll's  leadership,  he declined to receive a salary, bonus or other forms of compensation  for his duties with UTG and its  affiliates  in the year 2000.  In
March 2001, the Board of Directors  approved an annual salary for Mr. Correll of
$75,000,  payment  of  which  began on April 1,  2001.  As a  reflection  of Mr.
Correll's leadership,  the compensation of current and future executive officers of the Company will be determined by the Board of Directors using a "performance based" philosophy.  The Board of Directors will consider UTG's financial results
and  future  compensation   decisions  will  be  proportionately  based  on  the
profitability of the Company.

Conclusion

The Board of Directors  believes  this  executive  compensation  plan provides a competitive and motivational  compensation package to the executive officer team necessary to produce the results UTG strives to achieve.  The Board of Directors also believes the executive  compensation  plan  addresses both the interests of the shareholders and the executive team.

                               BOARD OF DIRECTORS

               John S. Albin                     Ward F. Correll
               Randall L. Attkisson              Thomas F. Darden
               Joseph A. Brinck, II              William W. Perry
               Jesse T. Correll                  James P. Rousey

                               PERFORMANCE GRAPH

The following graph compares the cumulative  total  shareholder  return on UTG's
Common  Stock  during the five  fiscal  years ended  December  31, 2004 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ
Insurance  Stock Index (1). The graph assumes that $100 was invested on December
31, 1999 in each of the Company's  common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

(1)  UTG selected  the NASDAQ  Composite  Index  Performance  as an  appropriate comparison since during the time period  reflected,  UTG's Common Stock was traded  on the  NASDAQ  Small Cap  market  under the  symbol  "UTGI"  until
     December 31, 2001.  Furthermore,  UTG selected the NASDAQ  Insurance  Stock
     Index as the second  comparison  because  there is no similar  single "peer company" in the NASDAQ system with which to compare stock  performance  and the closest additional  line-of-business index which could be found was the
     NASDAQ  Insurance  Stock Index.  Trading  activity in UTG's Common Stock is limited,  which may be due in part as a result of UTG's  low  profile.  The performance  graph is not intended to forecast or be indicative of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of
1934,  except to the extent that UTG specifically  incorporates such information by reference.

                       COMPENSATION COMMITTEE INTERLOCKS
            AND INSIDER PARTICIPATION AND RELATED PARTY TRANSACTIONS

UTG does not have a  compensation  committee and decisions  regarding  executive officer  compensation  are  made by the  full  Board of  Directors  of UTG.  The following  persons  served as directors of UTG during 2004 and were  officers or employees of UTG or its  affiliates  during 2004:  Jesse T. Correll,  Randall L.
Attkisson and James P. Rousey. Accordingly,  these individuals have participated in  decisions  related to  compensation  of  executive  officers  of UTG and its subsidiaries.

During 2004,  Jesse T. Correll and Randall L. Attkisson,  executive  officers of
UTG and UG,  were also  members  of the Board of  Directors  of UTG's  insurance subsidiary.

Jesse T.  Correll and Randall L.  Attkisson  are each  directors  and  executive officers of FSBI and participate in compensation decisions of FSBI. FSBI owns or controls directly and indirectly  approximately  43.5% of the outstanding common stock of UTG.

                        OTHER RELATED PARTY TRANSACTIONS

On  February  20,  2003,  UG,  UTG's  insurance  company  subsidiary,  purchased
$4,000,000  of a trust  preferred  security  issued by FSBI.  The security has a mandatory  redemption  after 30 years with a call provision  after 5 years.  The security  pays a  quarterly  dividend  at a fixed  rate of 6.515%.  The  Company received $264,842 in dividends in 2004.

On June 18,  2003,  UG entered  into a lease  agreement  with  Bandyco,  LLC, an affiliated  entity,  for a one-sixth  interest in an aircraft.  Bandyco,  LLC is affiliated  with Ward F.  Correll,  who is a director of the Company.  The lease term is for a  period  of five  years  at a cost of  $523,831.  The  Company  is responsible  for its share of annual  non-operational  costs, in addition to the operational costs that are billable for a specific use.

UG has acquired  mortgage  loans  through  participation  agreements  with First
Southern  National  Bank  ("FSNB"),  a  wholly-owned  subsidiary  of FSBI.  FSNB services the loans  covered by these  participation  agreements.  UG pays a .25%
servicing fee on these loans and a one-time fee at loan  origination  of .50% of the  original  loan  amount to cover  costs  incurred  by FSNB  relating  to the processing and  establishment of the loan. UG paid $45,468 in servicing fees and
$0 in origination fees to FSNB during 2004.

The Company  reimbursed  expenses  incurred  by Jesse T.  Correll and Randall L.
Attkisson  relating to travel and other costs  incurred on behalf of or relating to the Company.  The Company paid $50,098 in 2004, to FSBI in  reimbursement  of such costs. In addition, beginning in 2001, the Company began reimbursing FSBI a portion of salaries for Mr. Correll and Mr.  Attkisson.  The  reimbursement  was approved  by the UTG Board of  Directors  and totaled  $160,960  in 2004,  which included salaries and other benefits.

                                  PROPOSAL TWO

      APPROVAL OF REINCORPORATION OF THE COMPANY FROM ILLINOIS TO DELAWARE

Introduction

For  the   reasons   set  forth  in   "Principal   Reasons   for  the   Proposed
Reincorporation",  our Board of Directors  believes  that it is advisable and in the  best  interests  of UTG  and  our  shareholders  to  change  the  state  of incorporation of the Company from Illinois to Delaware. We propose to accomplish the  reincorporation  in Delaware by merging UTG into a wholly owned  subsidiary that is incorporated in Delaware (the "Reincorporation Merger"). The name of the
Delaware corporation,  which will be the successor to UTG in the Reincorporation
Merger, is UTG, Inc. ("UTG Delaware").

UTG Delaware was  incorporated  under Delaware law on April 4, 2005. The address and phone number of UTG Delaware are the same as the address and phone number of
UTG.  As of the date and time  immediately  prior to the  effective  date of the
Reincorporation  Merger, if the Reincorporation Merger is effected, UTG Delaware will not have any material  assets or  liabilities  and will not have carried on any business.

As discussed in "Principal Reasons for the Proposed Reincorporation," management believes  that  reincorporation  in Delaware  would be beneficial to the Company
because  Delaware  corporate  law  is  more   comprehensive,   widely  used  and
extensively  interpreted  than other state  corporate laws,  including  Illinois corporate law.

In  addition,  management  believes  that  Delaware  law is better  suited  than
Illinois law to protect  shareholders'  interests in the event of an unsolicited takeover  attempt.  We are not,  however,  aware  that any  person is  currently attempting to acquire control of the Company,  to obtain  representation  on our board  of  directors  or take  any  action  that  would  materially  affect  the governance of the Company. In addition,  we are not proposing any changes to our organizational  documents to adopt any  anti-takeover  strategies  in connection with the reincorporation.

To  accomplish  the  reincorporation,  the board  has  unanimously  adopted  and approved  the  Agreement  and  Plan of  Merger  (the  "Merger  Agreement"),  the
Certificate of  Incorporation of UTG Delaware (the "Delaware  Certificate")  and
the Bylaws of UTG Delaware (the "Delaware Bylaws"), copies of which are attached to this proxy statement as Appendices A, B and C, respectively.

Because UTG Delaware will be governed by the Delaware  General  Corporation  Law
(the  "DGCL") and the Company  will have new  organizational  documents,  if the
Reincorporation  Proposal is approved, the proposed  reincorporation will result in certain  changes  in your  rights as a  shareholder.  These  differences  are summarized under the sections entitled "Comparison of the Charters and Bylaws of
UTG and UTG Delaware and Differences  Between the  Corporation  Laws of Illinois
and Delaware."

Our Board  has  unanimously  approved  and,  for the  reasons  described  below, recommends  that you  approve  the  proposal  to change the  Company's  state of incorporation from Illinois to Delaware. If approved by shareholders,  we expect that the  Reincorporation  Merger will become  effective as soon as  practicable
(the "Effective  Date") following our annual meeting of  shareholders.  However, the proposed  Reincorporation  Merger may be  abandoned,  either before or after shareholder approval, if circumstances arise which, in the opinion of the Board,
make  it  inadvisable   to  proceed.   If   shareholders   do  not  approve  the
Reincorporation  Merger, we would not consummate the Reincorporation  Merger and we would continue to operate as a Illinois corporation.

IN ORDER FOR THE  PROPOSED  REINCORPORATION  TO BE EFFECTED,  TWO-THIRDS  OF THE
OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE THE PROPOSAL. SEE "VOTE REQUIRED
FOR THE REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS' RECOMMENDATION" BELOW.

YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY  STATEMENT,  INCLUDING
THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION MERGER.

Mechanics

The proposed  reincorporation would be effected pursuant to the Merger Agreement in  substantially  the  form  attached  as  Appendix  A. The  discussion  of the
Reincorporation  Merger and the Merger Agreement set forth below is qualified in its  entirety by  reference  to the Merger  Agreement.  Upon  completion  of the
Reincorporation Merger, UTG will cease to exist and UTG Delaware, which would be the surviving  corporation  in the  Reincorporation  Merger,  would  continue to operate our business under the name UTG.

Upon the  Effective  Date,  each  outstanding  share  of  Common  Stock  will be automatically  converted  into one share of common stock of UTG  Delaware.  Each stock certificate  representing issued and outstanding shares of Common Stock of
UTG will  continue to represent the same number of shares of common stock of UTG
Delaware.  If UTG and UTG Delaware effect the Reincorporation  Merger, you would not  need  to  exchange  your  existing  stock  certificates  of UTG  for  stock certificates of UTG Delaware.  You may,  however,  exchange your certificates if you so choose.

The common stock of UTG trades in the  over-the-counter  market under the symbol
"UTGL.OB" and, after the  Reincorporation  Merger,  UTG Delaware's  common stock will continue to be traded in the over-the-counter  market without interruption, under the same symbol as the shares of common stock of UTG are currently traded.

Pursuant  to the  Merger  Agreement,  UTG and UTG  Delaware  promise to take all actions  that  Delaware law and Illinois law require for UTG and UTG Delaware to effect the  Reincorporation  Merger. UTG Delaware also promises to qualify to do business as a foreign  corporation  in the State of Illinois  before UTG and UTG
Delaware effect the  Reincorporation  Merger. The Merger Agreement provides that the respective  obligations  of UTG and UTG Delaware under the Merger  Agreement are subject to the approval of the  shareholders of UTG and the sole stockholder of UTG Delaware.

The  Reincorporation  Merger  would  only  make a change  in the name and  legal domicile of the Company and certain  other  changes of a legal  nature which are described in this proxy statement.  The Reincorporation  Merger would not result in any change in the business, management, fiscal year, assets or liabilities or location of the principal  offices of the Company.  We believe that the proposed reincorporation  will not affect any of our  material  contracts  with any third parties  and that our rights and  obligations  under such  material  contractual arrangements will continue and be assumed by the surviving corporation.

If the  Reincorporation  Merger is effected,  all employee  benefit plans of UTG
(including  all stock  options and other equity based plans) will be assumed and continued by the surviving  corporation.  Approval of the Reincorporation Merger will also constitute  approval of the assumption of these plans by UTG Delaware.
Each stock option and other equity-based  award issued and outstanding  pursuant to such plans  would be  converted  automatically  into a stock  option or other equity-based  award with respect to the same number of shares of common stock of the  surviving  corporation,  upon  the  same  terms  and  subject  to the  same conditions as set forth in the applicable plan under which the award was granted and in the agreement  reflecting the award. In addition,  the directors who will be  elected  at the  annual  meeting  of  shareholders  of UTG will  become  the directors of UTG Delaware.

Vote  Required  For  the  Reincorporation   Proposal  and  Board  of  Directors'
Recommendation

Illinois law requires the  affirmative  vote of the holders of two-thirds of the outstanding  shares of  Common  Stock of UTG to  approve  the  Merger  Agreement pursuant to which UTG and UTG Delaware would effect the Reincorporation  Merger.
Approval of the  Reincorporation  Proposal  would  constitute an approval of the
Merger  Agreement and therefore the  Reincorporation  Merger. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware
Certificate  and the Delaware  Bylaws.  If the  shareholders  approve the Merger
Agreement  and  the  Reincorporation  Merger  becomes  effective,  the  Delaware
Certificate and the Delaware Bylaws in effect immediately prior to the Effective
Date would  respectively  become the certificate of incorporation  and bylaws of
UTG Delaware, as the surviving corporation.

THE BOARD OF DIRECTORS  UNANIMOUSLY  APPROVED AND RECOMMENDS THAT YOU VOTE "FOR"
THE PROPOSED  REINCORPORATION.  THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE
IS THE SAME AS THAT OF A VOTE AGAINST THE  REINCORPORATION  PROPOSAL.

Principal Reasons for the Proposed Reincorporation

For many years,  Delaware has followed a policy of encouraging  corporations  to incorporate  in that state.  In  furtherance  of Delaware's  policy to encourage corporations  to  incorporate  in that  state,  Delaware  has been the leader in adopting,  construing and implementing comprehensive and flexible corporate laws that  have  been  responsive  to  the  evolving  legal  and  business  needs  of corporations organized under Delaware law.

Delaware's corporate law has also developed progressive  principles of corporate governance  that the  Company  could draw upon when  making  business  and legal decisions.  Our  Board  believes  that it is  essential  to be able to draw upon well-established principles of corporate governance in making business and legal decisions.

Management also believes that Delaware law is better suited than Illinois law to protect shareholders' interests in the event of an unsolicited takeover attempt.
We are not aware that any person is currently  attempting to acquire  control of the  Company,  to obtain  representation  on our board of  directors or take any action that would materially affect the governance of the Company.

Additionally,  our  management  believes  that, as a Delaware  corporation,  the
Company  would be better  able to  continue  to  attract  and  retain  qualified directors  and officers  than it would be able to as a Illinois  corporation  in part because Delaware law provides more predictability with respect to the issue of liability of directors and officers than  Illinois law does.  The  increasing frequency of claims  against  directors  and  officers  that are  litigated  has greatly  expanded  the risks to  directors  and  officers  of  exercising  their respective  duties.  The  amount of time and money  required  to  respond to and litigate such claims can be substantial.  Although Illinois law and Delaware law both permit a corporation to include a provision in the  corporation's  articles
or  certificate  of  incorporation,   as  the  case  may  be,  that  in  certain
circumstances reduces or limits the monetary liability of directors for breaches of their  fiduciary  duty of care,  Delaware law, as stated  above,  provides to directors and officers more  predictability  than Illinois does and,  therefore, provides  directors and officers of a Delaware  corporation a greater comfort as to their risk of liability  than the comfort  afforded  under  Illinois law. Our
Board,  therefore,   believes  that  the  proposed   reincorporation  may  be  a
significant factor in continuing to attract and retain such individuals,  and in freeing them to make corporate decisions on their own merits and for the benefit of shareholders rather than out of a desire to avoid personal liability.

Our Board of Directors and management have considered the following  benefits of
Delaware's  corporate legal framework in deciding to propose  reincorporating in
Delaware:

          the DGCL, which is generally  acknowledged to be the most advanced and flexible corporate statute in the country;

          the Delaware  General  Assembly,  which each year considers and adopts statutory  amendments that the Corporation Law Section of the Delaware
          State  Bar  Association  proposes  in an  effort  to  ensure  that the corporate  statute continues to be responsive to the changing needs of businesses;

          the Delaware Court of Chancery, which handles complex corporate issues with  a  level  of  experience  and a  degree  of  sophistication  and understanding  unmatched  by any other court in the  country,  and the
          Delaware Supreme Court, which is highly regarded;

          the  well-established  body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater  predictability  than most, if not all, other  jurisdictions provide; and

          the  responsiveness  and efficiency of the Division of Corporations of the  Secretary of State of Delaware,  which uses  computer  technology that is on the cutting edge.

Any direct  benefit  that  Delaware  law  provides  to  corporations  indirectly benefits  the  shareholders,  who are the  owners of the  corporations.  For the reasons  discussed in this proxy statement,  we believe that the Company and our shareholders  will benefit in the near and longer term from  reincorporating  in
Delaware.

No Change in the Board Members, Business, Management,  Employee Benefit Plans or
Location of Principal Offices

The  Reincorporation  Proposal  would effect only a change in our name and legal domicile and certain other changes of a legal nature,  the most  significant  of which are described in this proxy statement.  The Reincorporation Proposal would
NOT result in any change in our  business,  management,  fiscal year,  assets or liabilities or location of our principal facilities.  Assuming that all nominees are elected as  directors  and UTG and UTG Delaware  effect the  Reincorporation
Merger,  the  directors  and  officers  of UTG would  become the  directors  and officers of the surviving  corporation.  All employee  benefit plans  (including stock  option and other  equity-based  plans) of UTG would be  continued  by the surviving corporation. Approval of the Reincorporation Proposal would constitute approval of the assumption of these plans by the surviving corporation. Assuming
UTG  and  UTG  Delaware  effect  the   Reincorporation   Merger,  the  surviving
corporation  would continue other employee benefit  arrangements of UTG upon the terms and subject to the conditions currently in effect.

Status of Existing Interested Shareholders

Under Illinois law, Mr. Correll and his affiliates are considered an "interested shareholder".  Both  Delaware  and  Illinois  each has a law that is  similar in concept and which  prevents an  "interested  shareholder"  from  entering into a business  combination  with the target company within three years after the date the interested  shareholder  acquired such stock, subject to certain exceptions.
Upon consummation of the Reincorporation  Merger,  Jesse T. Correll would become an "interested shareholder" under Delaware law; however, section 203 of the DGCL provides that the prohibition on transactions with an " interested  shareholder"
shall  not  apply  if,  prior  to the  time of such  transaction,  the  board of directors of the  corporation  approved the  transaction  which  resulted in the shareholder becoming an "interested shareholder". Because the Board of Directors of each of UTG and UTG Delaware has approved  the  Reincorporation  Merger,  the prohibitions of Delaware's  business  combination  statute will not apply to Mr.
Correll and his affiliates.

Rights of Dissenting Shareholders

Shareholders  who do not vote in favor of the  Reincorporation  Proposal and who follow certain other procedures summarized below have the right to dissent from, and obtain  payment for,  their shares in the event of the  consummation  of the
Reincorporation  Proposal.  The following is a summary of the  provisions of the
Illinois  Business  Corporation  Act ("IBCA") which specify the procedures to be followed by any  shareholder who wishes to dissent and demand payment for his or her shares in the event of consummation  of the  Reincorporation  Proposal.  The provisions of the IBCA are set forth in their entirety in Appendix D attached to this proxy  statement,  and this  summary is  qualified  by  reference  to these provisions.

Since we have furnished to shareholders in this proxy statement information with respect to the  Reincorporation  Proposal  in order to enable a  shareholder  to evaluate  the  Reincorporation  Proposal  and  to  determine  whether  or not to exercise  dissenter's  rights,  a  shareholder  may assert  these rights only if
(a) the shareholder delivers to the Company,  within 30 days from the mailing of this proxy statement,  a written demand for payment for his or her shares in the event the Reincorporation Proposal is consummated,  and (b) the shareholder does not vote in favor of the  Reincorporation  Proposal.  If a shareholder  votes in favor of the Reincorporation Proposal, he or she will not be entitled to dissent and  demand  payment  for  his or  her  shares,  and a  dissenting  vote  on the
Reincorporation  Proposal will not satisfy the above  requirement that a written demand for payment be delivered to the Company.

Within  the later of (a) ten days  after the  Reincorporation  Merger  under the
Merger Agreement is accomplished,  or (b) 30 days after the shareholder delivers to the Company his or her written  demand for payment,  the Company will send to this shareholder,  referred to as a dissenting shareholder,  a statement setting forth  the  Company's  opinion  as to the  estimated  value  of  the  dissenting shareholder's shares, referred to as a statement of value, the Company's balance sheet as of the end of its  fiscal  year  ended  December 31,  2004,  its income statement for its fiscal year ended  December 31,  2004,  and its latest interim financial statements, together with either a commitment to pay for the shares of the dissenting  shareholder at the estimated  value thereof upon  transmittal to the Company of the certificate or  certificates,  or other evidence of ownership with respect to such shares, or an instruction to the dissenting  shareholder to sell his or her shares within ten days after delivery of the Company's statement of value.  The Company may instruct the  dissenting  shareholder to sell only if there is a public market for the shares at which the shares may be readily sold.
Since the shares of UTG are not traded on any national securities exchange,  the
Company  anticipates  that there will not be such a public market for the shares of UTG Delaware.

If the  dissenting  shareholder  does  not  agree  with  the  Company's  opinion regarding  the  estimated  value of the shares and wishes to preserve  appraisal rights,  the  dissenting  shareholder  must,  within  30 days from the Company's delivery to the  dissenting  shareholder  of the statement of value,  notify the
Company of the dissenting shareholder's estimate of value and demand payment for the difference  between the dissenting  shareholder's  estimate of value and the amount of the payment by the Company or the  proceeds of sale by the  dissenting shareholder,  whichever is applicable because of the procedure which the Company opted.

If the Company and the dissenting  shareholder  are unable to agree on the value of the shares within 60 days from delivery to the dissenting  shareholder of the
Company's  statement  of value,  the Company must either pay the  difference  in value demanded by the  dissenting  shareholder or file a petition in the circuit court for the county in which  either  the  registered  office or the  principal office of the Company is located,  requesting  the court to  determine  the fair value of the  shares.  The  Company  shall make all  dissenters,  whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding as an action against their shares, and must serve all parties with a copy of the petition.  Nonresidents  may be served by  registered  or  certified  mail or by publication as required by law.

Each  dissenting  shareholder  made a party to the  proceeding  is  entitled  to judgment  for the amount,  if any, by which the court  determines  that the fair value of his or her shares  exceeds the amount offered to be paid by the Company or the  proceeds  of sale by the  dissenting  shareholder,  whichever  amount is applicable.  The judgment will include an allowance for interest at such rate as the court may find to be fair and equitable in all the  circumstances,  from the date on which the Reincorporation Proposal is approved to the date of payment.

The court,  in such an appraisal  proceeding,  will  determine  all costs of the
proceeding,   including  the  reasonable   compensation   and  expenses  of  the
appraisers, if any, and experts employed by any party, but will exclude the fees and  expenses  of  counsel  for any  party.  If the fair  value of the shares as determined by the court materially  exceeds the amount which the Company offered to pay for those shares,  or if no offer was made,  then all or any part of such expenses may be assessed against the Company.

Anti-takeover Implications

Delaware,  like many other states,  permits a  corporation  to adopt a number of measures  through  amendment of the  corporate  charter or bylaws or  otherwise, which  are  designed  to reduce a  corporation's  vulnerability  to  unsolicited takeover attempts. It should be noted, however, that the Reincorporation  Merger is not being proposed in order to prevent any present attempt known to our board to acquire control of the Company or to obtain  representation  on our board. In addition, our Board of Directors has no current plans to implement any defensive strategies  designed to enhance the  ability of the Board to  negotiate  with an unsolicited offer. With respect to implementing  defensive strategies,  Delaware law is preferable to Illinois law because of the substantial  judicial precedent on the legal  principles  applicable  to  defensive  strategies.  As an Illinois corporation  or a  Delaware  corporation,  we could  implement  some of the same defensive measures.  As a Delaware  corporation,  however, we would benefit from the predictability of Delaware law on such matters.

Certain provisions of Delaware law, which will be effective upon consummation of the Reincorporation  Merger without further action of our Board or shareholders, could have a bearing on unapproved  takeover attempts.  Section 203 of the DGCL, which UTG Delaware does not intend to opt out of,  restricts  certain  "business combinations" with "interested  shareholders" for three years following the date that a person becomes an interested  shareholder,  unless the Board approves the business combination.

Comparison  Of The Charters  And Bylaws Of UTG And UTG Delaware and  Differences
Between the Corporation Laws of Illinois and Delaware

There are significant  similarities between the Delaware Certificate and the UTG
Articles of Incorporation (the "UTG Articles").  For example,  both the Delaware
Certificate  and the UTG  Articles  provide for the  authorization  of 7,000,000 shares of common  stock and 150,000  shares of  preferred  stock.  The  Delaware
Certificate  and the UTG  Articles  each  provide  that the board is entitled to determine the rights, preferences, privileges and restrictions of the authorized and unissued preferred stock at the time of issuance.  In addition,  neither the
Delaware  Certificate  nor the UTG Articles  provides for a classified  board of directors.

The following  discussion is a summary of the material  differences  between the
UTG Articles and the UTG Bylaws (the "UTG Bylaws") and the Delaware  Certificate
and Delaware  Bylaws.  All statements  herein are qualified in their entirety by reference to the  respective  corporation  laws of Illinois and Delaware and the full text of the UTG Articles and UTG Bylaws and the  Delaware  Certificate  and
Delaware Bylaws. Approval by our shareholders of the Reincorporation Merger will automatically  result in the  adoption  of all the  provisions  set forth in the
Delaware  Certificate and Delaware Bylaws. A copy of the Delaware Certificate is attached  hereto as  Appendix B and a copy of the  Delaware  Bylaws is  attached hereto as Appendix C. The UTG  Articles  and UTG Bylaws are on file with the SEC and are available from the Company upon request.

Cumulative Voting

The Company  currently  does not have,  nor will UTG Delaware  have,  cumulative voting in the election of directors.  Cumulative  voting gives  shareholders the right  to cast as many  votes as are  equal to the  number  of  directors  to be elected times the number of shares held,  which votes may be allocated among the candidates  or voted for one  candidate,  as the  holder  desires.  As a result, shareholders holding a significant percentage of the outstanding shares entitled to vote in the election of  directors  may be able to assure the election of one or more directors. Without cumulative voting, holders of a substantial number of the shares of Common  Stock may not have  enough  voting  power to  control  the election of any directors.

Filling Vacancies on the Board of Directors

As permitted by Illinois law, the UTG Bylaws provide that vacancies on the Board may be filled by the remaining directors. A director so approved would, however, serve  only  until the next  meeting  of  shareholders  at which  directors  are elected. The Delaware Bylaws contain a similar provision.

Vote Required for Routine Shareholder Action

In accordance  with Delaware law and the governing  instruments of UTG Delaware, unless a different  number of votes is required by statute or the certificate of
incorporation   (such  as  for  the  approval  of  a  merger,  sale  of  all  or substantially all of the Company's assets or similar extraordinary  transactions or an amendment to the  certificate of  incorporation),  acts of shareholders on routine matters may be taken by a majority of the votes cast on the matter where a quorum (a majority  of the  outstanding  shares  eligible to vote) is present.
Illinois  law and the  governing  instruments  of UTG  provide  the same  voting requirements  for routine matters.  Neither the UTG Articles or UTG Bylaws,  nor the Delaware Certificate or Delaware Bylaws,  contain a provision establishing a higher  voting  requirement  for  routine  matters.  As  a  result,  the  voting requirements  on  routine  matters  will  be  effectively  the  same  after  the
Reincorporation Proposal is effected as are currently in effect for UTG.

Vote Required for Extraordinary Events

Under Illinois law, the affirmative  vote of the holders of at least  two-thirds of outstanding  shares entitled to vote is required in order to approve mergers, consolidations, mandatory share exchanges, sales of substantially all assets and
charter  amendments,   unless  the  articles  of  incorporation  supersede  that
requirement by specifying a smaller or larger vote  requirement.  Under Delaware law, the  affirmative  vote of the holders of a majority of  outstanding  shares entitled  to  vote  would  generally  be  required  in  order  to  approve  such transactions, unless the certificate of incorporation provides for a larger vote requirement. The Delaware Certificate does not specify a larger vote requirement for such  transactions.  As a result,  such  transactions  will be  subject to a different vote requirement for UTG Delaware than they are for UTG.

Takeover Provisions

Delaware  and  Illinois  each have a law that is similar  in  concept  and which prevents an "interested shareholder" (defined under Delaware law as a holder who acquires 15% or more of a target  company's stock) from entering into a business combination  with the  target  company  within  three  years  after  the date it acquired such stock.  However, a business  combination is permitted if (a) prior to the date that  shareholder  became an  interested  shareholder,  the board of directors of the target company approved either the business combination or such acquisition of stock, (b) at the time the interested  shareholder  acquired such
15%  interest,  it  acquired  85%  or  more  of  the  outstanding  stock  of the corporation, excluding shares held by directors who are also officers and shares held under certain  employee  stock plans,  or (c) the  business  combination is approved  by the target  company's  board of  directors  and  two-thirds  of the outstanding  shares  voting at an annual or  special  meeting  of  shareholders, excluding  shares held by the interested  shareholder.  This  provision  applies
automatically   except  in  the  case  of  corporations  with  less  than  2,000 shareholders of record and without voting stock listed on a national exchange or authorized  for quotation  with a registered  national  securities  association.
Additional exceptions allow corporations, in certain instances, to adopt charter or by-law provisions that elect not to be governed by these provisions.  Neither the UTG Articles or UTG Bylaws, nor the Delaware Certificate or Delaware Bylaws,
contain a provision electing not to be governed by these provisions.

Removal of Directors

Under  Illinois law,  directors may be removed with or without cause by the vote of the holders of a majority of outstanding  shares entitled to vote, unless, in
the  case  of  a  corporation  whose  board  is  classified,   the  articles  of
incorporation provide that directors may be removed only for cause. UTG does not have a classified  board and therefore  directors can be removed with or without cause.

Under  Delaware  law,  any  director  or the  entire  board  of  directors  of a corporation  that does not have a classified  board of  directors or  cumulative voting may be removed  with or without  cause with the approval of a majority of the  outstanding  shares  entitled  to vote at an  election  of  directors.  The surviving corporation will not have a classified board and, therefore, directors can be removed with or without cause.  Unless the  certificate of  incorporation otherwise  provides,  in the  case of a  Delaware  corporation  whose  board  is classified,  however,  shareholders  may effect such removal only for cause.  In addition,  as in Illinois,  if a Delaware corporation has cumulative voting, and if less than the entire  board is to be removed,  a director  may not be removed without cause by a majority of the outstanding  shares if the votes cast against such removal would be sufficient to elect the director under  cumulative  voting rules.  Delaware  law also  permits a  Delaware  corporation  to  include in its certificate of  incorporation a supermajority  (greater than a simple  majority)
voting requirement in connection with the removal of directors.

Limitation of Liability and Indemnification

Both Illinois and Delaware law permit a  corporation  to have in its articles or certificate of incorporation a provision which limits or eliminates the personal liability of  directors  to the  corporation  or its  shareholders  for monetary damages  for  breach  of  fiduciary  duty  as a  director,  subject  to  certain exceptions.  The Company  currently  has such a provision  in effect and, if the reincorporation is accomplished,  UTG Delaware will have such a provision in its certificate of incorporation. The Company believes that such a provision permits directors  to make  corporate  decisions  on the merits  free from any desire to avoid the risk of  personal  liability.  This  provision  has no effect upon any liability that a director may have to shareholders under Federal securities laws or upon the availability to shareholders of equitable remedies.

Under  Illinois law and Delaware law a corporation  may indemnify  directors and officers  who are or are  threatened  to be made  parties  to  civil,  criminal, administrative  or  investigative  proceedings,  by reason of the fact that such person  was  a  director  or  officer  of  the  corporation,  against  expenses, judgments,  fines and amounts  paid in  settlement  if such person acted in good faith and in a manner reasonably  believed to be in, or not opposed to, the best interests of the  corporation  and with respect to criminal  proceedings  had no reasonable cause to believe that the conduct was unlawful. Both states' statutes provide  that they shall not be deemed to be  exclusive of any rights to which a person seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested  directors or otherwise.  Both states' statutes provide that a corporation  may purchase  insurance on behalf of any director or officer against  liability  incurred by such person in such capacity  whether or not the  corporation  would have power to  indemnify  such person  against  such liability under the statute. Under Illinois law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final  disposition of the matter if such person  undertakes to repay such amount unless it shall be  ultimately  determined  that such  person is  entitled to be indemnified  by the  corporation  pursuant to the statute.  Under  Delaware law, expenses  incurred by a director or officer in  defending  a  proceeding  may be advanced by the  corporation  prior to final  disposition  of the matter if such person undertakes to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation pursuant to the statute.  The UTG Bylaws provide for mandatory  indemnification of directors and officers  and set  forth  procedures  consistent  with the  foregoing  statutory provisions. The Delaware Bylaws specifically provide that directors and officers shall be  indemnified  to the full  extent  permitted  by  Delaware  law.  Under
Illinois  law,  a  corporation  is  required  to notify  its  shareholders  when indemnity  has been paid or  expenses  advanced.  There is no similar  provision under Delaware law.

Call of Special Meetings by Shareholders.

The IBCA permits special meetings of shareholders to be called by the president, the  board of  directors  or the  holders  of at least  one-fifth  of all of the outstanding  shares  entitled  to vote on the  matter  for which the  meeting is called. The DGCL provides that special meetings of shareholders may be called by the  board of  directors  or such  other  persons  as may be  designated  by the certificate  of  incorporation  or by the by-laws.  The Company  currently has a bylaw which is consistent with the Illinois  statutory  provision.  The Delaware
Bylaws will permit special meetings of shareholders to be called by the chairman or chief  executive  officer,  the board of directors or the holders of at least one-fifth of all of the outstanding shares entitled to vote on the matter.

Shareholders Dissenter's Rights.

The IBCA permits  shareholders  to dissent and receive  payment for their shares with respect to:  (a) the  consummation  of a plan of merger,  consolidation  or share exchange that requires shareholder approval or involves the merger of that corporation into its parent corporation or into another  subsidiary  corporation of its parent corporation;  (b) the consummation of a sale, lease or exchange of all or  substantially  all of a corporation's  property and assets other than in the ordinary course of business; or (c) an amendment to a corporation's articles of incorporation  that materially and adversely  affects a shareholder's  rights because it alters or abolishes  preferential or redemption rights. The Company's shareholders  are entitled to exercise certain  dissenter's  rights in the event the Reincorporation  Proposal is approved by the shareholders.  These rights are summarized above under "Rights of Dissenting Shareholders."

Under the DGCL,  shareholders  will be entitled to dissenter's right in a merger or  consolidation  involving  the Company  except that the DGCL does not provide dissenter's  rights  for  (1) shares  that  are  either  listed  on  a  national securities  exchange  or widely  held (by more than 2,000  shareholders)  if the shareholders  receive  only  shares of the  surviving  corporation,  shares of a listed  or  widely  held  corporation,  or cash in  lieu of  fractional  shares,
(2) shareholders  of a  corporation  surviving  certain types of mergers when no vote of such  shareholders is required to approve the merger, or (3) a merger of a parent corporation and a subsidiary of the parent corporation, except that the shareholders of the subsidiary  corporation  shall have appraisal  rights in the event the parent  corporation  does not own all of the shares of the  subsidiary corporation.  Thus, if the Reincorporation Proposal is consummated,  dissenter's rights  available to the  shareholders of the Company will be more limited under
Delaware law than under Illinois law.

Federal Tax Consequences

The  following is a  discussion  of certain  United  States  federal  income tax considerations  that may be relevant to holders of our Common  Stock who receive
Common  Stock of UTG  Delaware as a result of the  Reincorporation  Merger.  The discussion  does  not  address  all  of the  tax  consequences  of the  proposed reincorporation  that may be relevant to you, such as consequences to non-United
States  persons or dealers in securities.  Furthermore,  no foreign,  state,  or local tax  considerations  are addressed  herein.  THE U.S.  FEDERAL  INCOME TAX
CONSIDERATIONS  APPLICABLE TO THE PROPOSED  REINCORPORATION  ARE COMPLEX AND ARE
SUBJECT TO CHANGE  (EITHER ON A  PROSPECTIVE  OR  RETROACTIVE  BASIS),  AND THIS
SUMMARY  DOES NOT PURPORT TO BE A COMPLETE  DISCUSSION  OF ALL THE  POSSIBLE TAX
CONSEQUENCES OF THE PROPOSED  REINCORPORATION.  IN VIEW OF THE VARYING NATURE OF
SUCH TAX  CONSEQUENCES,  YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE
SPECIFIC  TAX  CONSEQUENCES  OF  THE  PROPOSED  REINCORPORATION,  INCLUDING  THE
APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

We believe that the reincorporation will be a tax-free reorganization under Code
Section  368(a).  Accordingly,  for federal income tax purposes,  the holders of common stock of UTG should not recognize any gain or loss upon receipt of common stock of UTG  Delaware  by  reason  of the  reincorporation.  Each  share of UTG
Delaware common stock that you acquire by reason of the  reincorporation  should have the same tax basis and the same holding period as the equivalent UTG common stock from which such shares of UTG common stock were  converted,  provided that you hold such  shares  of UTG  common  stock as a capital  asset on the date the reincorporation is effected.

We have not  requested a ruling from the  Internal  Revenue  Service (the "IRS")
with   respect  to  whether  the   proposed   reincorporation   qualifies  as  a
reorganization  within the meaning of Code Section  368(a) or the federal income tax  consequences of the proposed  reincorporation  under the Code. A successful
IRS challenge to the federal tax treatment of the proposed  reincorporation as a
Code Section  368(a)  reorganization  could result in a shareholder  recognizing gain or loss with respect to each share of common stock of UTG  exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in  such  share  and the  fair  market  value,  as of the  time of the  proposed reincorporation,  of the  common  stock of UTG  Delaware  received  in  exchange therefore.  In such event, your aggregate basis in the shares of common stock of
UTG Delaware you receive in the exchange  would equal their fair market value on such date,  and your holding period for such shares would not include the period during which you held common stock of UTG.

If a shareholder exercises dissenter's rights, the receipt of cash for shares of stock  pursuant  to  the  exercise  of  dissenter's  rights  will  be a  taxable transaction for Federal income tax  consequences  to the dissenting  shareholder receiving  such  cash and may be a  taxable  transaction  for state or local tax purposes as well.

State,  local or foreign income tax  consequences to shareholders  may vary from the federal tax consequences described above.

The Company should not recognize gain or loss for federal income tax purposes as a result of the  proposed  reincorporation,  and UTG  Delaware  should  succeed, without adjustment, to the federal income tax attributes of UTG.

Accounting Consequences

We  believe  that  there  will be no  material  accounting  consequences  for us resulting from the Reincorporation Merger.

Regulatory Approval

To our  knowledge,  the only  required  regulatory or  governmental  approval or filings  necessary in connection with the  consummation  of the  Reincorporation
Merger  would be the filings  with the  Secretary  of State of Illinois  and the
Secretary  of State  of  Delaware  and a  request  for  exemption  from  certain provisions of Ohio law regarding mergers of insurance companies.

Our board of directors  believes  that  approval of the  reincorporation  of the
Company  from  Illinois to Delaware is in the best  interests of the Company and its shareholders.

Our board of directors  unanimously  recommends a vote "FOR" the reincorporation of the Company from Illinois to Delaware.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Kerber,  Eck and  Braeckel  LLP ("KEB")  served as UTG's  independent  certified public  accounting  firm for the fiscal year ended December 31, 2004. In serving its primary  function as outside  auditor for UTG, KEB  performed  the following
audit  services:   examination  of  annual  consolidated  financial  statements;
assistance  and  consultation  on reports filed with the Securities and Exchange
Commission;  and assistance and consultation on separate financial reports filed with the State insurance  regulatory  authorities  pursuant to certain statutory requirements.  It is expected that representatives of KEB will be present at the annual meeting and will have the  opportunity to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders.

     Audit Fees.  Audit fees billed for these audit services in the fiscal years ended  December 31, 2004 and December  31, 2003  totaled  $99,970 and  $115,000, respectively,  and audit fees  billed  for  quarterly  reviews of the  Company's financial  statements  totaled  $12,014 and $13,909 for the years 2004 and 2003, respectively.

     Audit Related Fees. No audit related fees were incurred by the Company from
KEB for the fiscal years ended December 31, 2004 and December 31, 2003.

     Tax Fees. KEB did not render any services  related to tax  compliance,  tax advice or tax planning for the fiscal years ended December 31, 2004 and December
31, 2003.

     All Other Fees.  No other  services  besides the audit  services  described above were  performed  by, and  therefore  no other fees were billed by, KEB for services in the fiscal years ended December 31, 2004 and December 31, 2003.

The audit  committee of the Company  appoints the independent  certified  public accounting firm, with the appointment approved by the entire Board of Directors.
Non-audit related services to be performed by the firm are to be approved by the audit  committee  prior to  engagement.  The  Company had no  non-audit  related services  performed  by KEB for the fiscal  years  ended  December  31, 2004 and
December 31, 2003.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG's proxy statement and form of proxy for the 2006 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 23, 2006.

Shareholder  proposals  submitted  after  April  13,  2006,  will be  considered untimely,  and the proxy  solicited  by UTG for next year's  annual  meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

Management  does not intend to bring any other  business  before the  meeting of
UTG's  shareholders  and has no reason to believe  that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting,  the proxies  named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

In late 2000,  the  Securities  and Exchange  Commission  adopted new rules that permit  companies  and  intermediaries  (e.g.,  brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to those  stockholders.  This process allows for extra convenience for stockholders and potential costs savings for companies.

This year, one or more brokers with  accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders  sharing the same address. In those cases, a single proxy statement and Annual Report will be
delivered  to  multiple   stockholders   sharing  an  address  unless   contrary
instructions  have been  received from the affected  stockholder.  Once you have received  notice from your broker  that they will be sending  communications  to your  address  in this  way,  they will  continue  this  practice  until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer wish to receive proxy materials and  communications in this way and would prefer to receive a separate  proxy  statement,  please  notify  your  broker or direct your written  request to United Trust  Group,  Inc.,  Theodore C. Miller,
Secretary,  5250 South  Sixth  Street,  P.O.  Box 5147,  Springfield,  Illinois,
62705-5147,  or contact Mr. Miller at 217-241-6300.  UTG will deliver  promptly, upon written or oral request in the manner  provided  above,  a separate copy of the proxy  statement  and Annual  Report for the fiscal year ended  December 31,
2004 to a shareholder  at a shared address to which a single copy was delivered.
If your broker is not currently delivering a single proxy statement addressed to two or more  shareholders  sharing the same address (i.e., you received multiple copies of this proxy  statement),  and you would like to request  delivery  of a single copy, you should contact your broker.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual  Report for the year ended  December  31,  2004 on Form
10-K  with  the  Securities  and  Exchange  Commission.  A copy  of the  report, including any financial  statements and financial  statement  schedules,  may be obtained  without charge by any  shareholder.  Requests for copies of the report should be sent to Theodore C. Miller, Secretary,  United Trust Group, Inc., P.O.
Box 5147, Springfield, Illinois, 62705-5147.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              UNITED TRUST GROUP, INC.

                                              Theodore C. Miller, Secretary

Dated: May 26, 2005

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                    UTG, INC.
                            (A Delaware Corporation)

                                      AND

                            UNITED TRUST GROUP, INC.
                            (An Illinois Corporation)

     THIS  AGREEMENT  ANDPLAN  OF  MERGER,  dated  as  of  April  4,  2005  (the
"Agreement"),  is made by and between UTG, Inc., a Delaware corporation ("United
Delaware"),  and United  Trust Group,  Inc.,  an Illinois  corporation  ("United
Illinois"). United Delaware and United Illinois are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. United  Illinois is a corporation  duly organized and existing under the laws of the State of Illinois. On the date hereof, the total number of shares of
Common Stock of United Illinois (the "United Illinois Common Stock"), authorized to be issued is 7,000,000  and the total number of shares of Preferred  Stock of
United Illinois (the "United Illinois  Preferred Stock") authorized to be issued is 150,000.  As of March 1, 2005, there were 3,956,759 shares of United Illinois
Common Stock issued and outstanding,  and no shares of United Illinois Preferred
Stock were issued and outstanding.

     B. United  Delaware is a corporation  duly organized and existing under the laws of the State of Delaware. On the date hereof, the total number of shares of
Common  Stock,  $.01 par value per share (the "United  Delaware  Common  Stock")
authorized  to be  issued  is  7,000,000,  and the  total  number  of  shares of
Preferred  Stock,  $.01 par value  per share  (the  "United  Delaware  Preferred
Stock") authorized to be issued is 150,000.  The United Delaware Preferred Stock is undesignated as to series, rights, preferences,  privileges, or restrictions.
As of the date hereof,  100 shares of United  Delaware  Common Stock were issued and  outstanding,  all of which were held by United  Illinois,  and no shares of
United Delaware Preferred Stock were issued and outstanding.

     C. United Delaware is a wholly owned subsidiary of United Illinois.

     D. The Board of Directors of United  Illinois has determined  that, for the purpose of  effecting  the  reincorporation  of United  Illinois in the State of
Delaware,  it is advisable and in the best interests of United  Illinois and its shareholders  that United  Illinois merge with and into United Delaware upon the terms and conditions provided herein.

     E. The  respective  Boards of  Directors  of  United  Delaware  and  United
Illinois  have  approved and adopted this  Agreement and have directed that this
Agreement  be submitted to a vote of their sole  stockholder  and  shareholders, respectively, and executed by the undersigned officers.

     F. The  Merger  (as  hereinafter  defined)  is  intended  to  qualify  as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986,
as amended.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein,  United Delaware and United Illinois hereby agree,  subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I

                                     MERGER

     1.1 Merger.

     In accordance with the provisions of this Agreement,  the Delaware  General
Corporation  Law (the "DGCL") and the  Illinois  Business  Corporation  Act (the
"IBCA"),  United  Illinois  shall be merged with and into United  Delaware  (the
"Merger"),  the separate  existence of United  Illinois shall cease,  and United
Delaware  shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. United Delaware shall be, and is sometimes referred to herein as, the "Surviving  Corporation."  The name of the Surviving  Corporation shall be United Trust Group, Inc.

     1.2 Filing and Effectiveness.

     The Merger shall become  effective  when the  following  actions shall have been completed:

     (a) this  Agreement  and the Merger shall have been adopted and approved by each Constituent Corporation in accordance with the requirements of the DGCL and the IBCA;

     (b) all of the  conditions  precedent  to the  consummation  of the  Merger specified  in this  Agreement  shall have been  satisfied  or duly waived by the party entitled to satisfaction thereof;

     (c)  an  executed   Certificate   of  Ownership  and  Merger   meeting  the
requirements  of the DGCL shall have been filed with the  Secretary  of State of the State of Delaware (the "Delaware Certificate"); and

     (d) executed  articles of merger,  as provided in the IBCA, shall have been filed with the Secretary of State of the State of Illinois.

     The date and time when the Merger shall become effective,  as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger.

Upon the Effective Date of the Merger, the separate existence of United Illinois shall cease and United Delaware, as the Surviving Corporation shall:

     (i)  continue to possess all of its assets,  rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

     (ii) be subject to all actions previously taken by its and United Illinois'
          Boards of Directors;

     (iii)succeed,  without other transfer, to all of the assets, rights, powers and property of United  Illinois in the manner more fully set forth in
          Section 259 of the DGCL;

     (iv) continue  to  be  subject  to  all  of  the  debts,   liabilities  and
          obligations of United Delaware as constituted immediately prior to the
          Effective Date of the Merger; and

     (v)   succeed,  without other transfer, to all of the debts, liabilities and obligations  of  United  Illinois  in the  same  manner  as if  United
          Delaware had itself  incurred  them,  all as more fully provided under the applicable provisions of the DGCL and the IBCA.

                                   ARTICLE II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation.

     The  Certificate  of   Incorporation   of  United  Delaware  as  in  effect
immediately  prior to the  Effective  Date of the Merger shall  continue in full
force  and  effect  as  the  Certificate  of   Incorporation  of  the  Surviving
Corporation  until duly amended in accordance  with the  provisions  thereof and applicable law.

     2.2 By-Laws.

     The  By-Laws  of  United  Delaware  as in effect  immediately  prior to the
Effective  Date of the  Merger  shall  continue  in full force and effect as the
By-Laws of the Surviving  Corporation  until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers.

     The  directors  and officers of United  Illinois  immediately  prior to the
Effective  Date  of the  Merger  shall  be the  directors  and  officers  of the
Surviving  Corporation  until their  successors shall have been duly elected and
qualified  or  until  as  otherwise   provided  by  law,  the   Certificate   of
Incorporation  of the  Surviving  Corporation  or the  By-Laws of the  Surviving
Corporation.

                                  ARTICLE III

                         MANNER OF CONVERSION OF STOCK

     3.1 United Illinois Common Stock.

     Upon the Effective Date of the Merger, each share of United Illinois Common
Stock, issued and outstanding  immediately prior thereto shall, by virtue of the
Merger and without  any action by either of the  Constituent  Corporations,  the holder of such shares or any other person,  be converted  into and exchanged for one (1) fully  paid and  nonassessable  share of Common  Stock of the  Surviving
Corporation.

     3.2 United Illinois Employee Benefit Plans.

     Upon the  Effective  Date of the Merger,  the Surviving  Corporation  shall assume  and  continue  any and all  stock  option,  stock  incentive  and  other equity-based award plans heretofore adopted by United Illinois (individually, an
"Equity  Plan" and,  collectively,  the "Equity  Plans"),  and shall reserve for issuance  under each  Equity Plan a number of shares of United  Delaware  Common
Stock equal to the number of shares of United  Illinois Common Stock so reserved immediately prior to the Effective Date of the Merger.  Each unexercised  option or other right to purchase  United  Illinois  Common Stock  granted under and by virtue of any such Equity  Plan which is  outstanding  immediately  prior to the
Effective  Date of the Merger  shall,  upon the  Effective  Date of the  Merger, become an option or right to purchase  United Delaware Common Stock on the basis of one share of United  Delaware  Common Stock for each share of United Illinois
Common Stock issuable  pursuant to any such option or stock purchase right,  and otherwise  on the same terms and  conditions  and at an exercise  or  conversion price per share equal to the exercise or conversion  price per share  applicable to any  such  United  Illinois  option  or  stock  purchase  right.  Each  other equity-based  award relating to United  Illinois Common Stock granted or awarded under any of the Equity  Plans  which is  outstanding  immediately  prior to the
Effective  Date of the Merger  shall,  upon the  Effective  Date of the  Merger, become an award  relating to United  Delaware  Common  Stock on the basis of one share of United  Delaware  Common Stock for each share of United Illinois Common
Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

     3.3 United Delaware Common Stock.

     Upon the Effective Date of the Merger, each share of United Delaware Common
Stock issued and outstanding  immediately  prior thereto shall, by virtue of the
Merger and without any action by United  Delaware,  the holder of such shares or any other  person,  be canceled  and  returned to the status of  authorized  but unissued shares.

      3.4 Exchange of Certificates.

(a)  After the  Effective  Date of the  Merger,  each  holder of an  outstanding certificate representing United Illinois Common Stock may, at such holder's
     option,   surrender  the  same  for  cancellation  to  our  Stock  Transfer
     Department,  as exchange agent (the "Exchange Agent"), and each such holder shall be  entitled  to  receive  in  exchange  therefor  a  certificate  or
     certificates   representing   the   number  of  shares  of  the   Surviving
     Corporation's Common Stock into which the surrendered shares were converted as  provided  herein.  Unless and until so  surrendered,  each  outstanding certificate theretofore representing shares of United Illinois Common Stock shall be deemed for all purposes to  represent  the number of shares of the
     Surviving  Corporation's  Common  Stock into  which  such  shares of United
     Illinois Common Stock were converted in the Merger.

(b)  The registered owner on the books and records of the Surviving  Corporation or  the  Exchange  Agent  of  any  shares  of  stock  represented  by  such outstanding  certificate  shall,  until  such  certificate  shall have been surrendered  for transfer or conversion  or otherwise  accounted for to the
     Surviving  Corporation  or the  Exchange  Agent,  have and be  entitled  to exercise  any  voting  and other  rights  with  respect  to, and to receive dividends  and other  distributions  upon the shares of Common Stock of the
     Surviving  Corporation  represented  by, such  outstanding  certificate  as provided above.

(c)  Each certificate  representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same  legends,  if any, with respect to the restrictions on  transferability as the certificates of United Illinois so converted and given in exchange therefore,  unless otherwise  determined by the Board of Directors of the Surviving  Corporation in compliance  with applicable  laws,  or other such  additional  legends as agreed upon by the holder and the Surviving Corporation.

(d)  If any certificate for shares of the Surviving  Corporation  stock is to be issued in a name other than that in which the  certificate  surrendered  in exchange  therefor  is  registered,  it shall be a  condition  of  issuance thereof: (i) that the certificate so surrendered shall be properly endorsed and  otherwise  in  proper  form for  transfer;  (ii)  that  such  transfer otherwise be proper and comply with applicable  securities  laws; and (iii)
     that the person  requesting such transfer pay to the Surviving  Corporation or the  Exchange  Agent any  transfer or other  taxes  payable by reason of issuance  of  such  new  certificate  in a  name  other  than  that  of the registered  holder  of the  certificate  surrendered  or  establish  to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   ARTICLE IV

                                    GENERAL

     4.1 Covenants of United Delaware.

     United  Delaware  covenants  and  agrees  that it will,  on or  before  the
     Effective Date of the Merger:

          (a)  qualify to do business as a foreign  corporation  in the State of
               Illinois and in connection therewith irrevocably appoint an agent for service of process as required  under the  provisions  of the
               IBCA;

          (b)  file any and all documents necessary for the assumption by United
               Delaware of all of the tax liabilities of United Illinois;

          (c)  file the Delaware  Certificate with the Secretary of State of the
               State of Delaware;

          (d)  file  articles of merger with the Secretary of State of the State of Illinois; and

          (e)  take all such other  actions as may be  required  by the DGCL and the IBCA to effect the Merger.

     4.2 Covenants of United Illinois.

     United  Illinois  covenants  and  agrees  that it will,  on or  before  the
Effective Date of the Merger,  take all such other actions as may be required by the DGCL and the IBCA to effect the Merger.

     4.3 Further Assurances.

     From time to time, as and when required by the Surviving  Corporation or by its  successors  or assigns,  there shall be executed and delivered on behalf of
United  Illinois such deeds and other  instruments,  and there shall be taken or caused to be taken by the Surviving Corporation and United Illinois such further and other  actions  as shall be  appropriate  or  necessary  in order to vest or perfect in or conform of record or otherwise by the Surviving  Corporation,  the title  to and  possession  of  all  the  property,  interests,  assets,  rights, privileges,  immunities, powers, franchises and authority of United Illinois and otherwise  to carry out the  purposes of this  Agreement,  and the  officers and directors of the Surviving  Corporation are fully  authorized in the name and on behalf of United  Illinois or  otherwise  to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.4 Abandonment.

     At any time before the Effective Date of the Merger,  this Agreement may be terminated  and the Merger may be  abandoned  for any reason  whatsoever  by the
Board of  Directors  of either  United  Illinois  or United  Delaware,  or both, notwithstanding  the approval of this  Agreement by the  shareholders  of United
Illinois or the sole stockholder of United Delaware or both.

     4.5 Amendment.

     The Boards of  Directors  of the  Constituent  Corporations  may amend this
Agreement at any time prior to the filing of this  Agreement (or  certificate in lieu  thereof)  with the  Secretaries  of State of the  States of  Delaware  and
Illinois,  provided  that an amendment  made  subsequent to the adoption of this
Agreement  by the  stockholders  of either  Constituent  Corporation  shall not, unless approved by the  stockholders as required by law: (i) alter or change the amount  or kind of  shares,  securities,  cash,  property  and/or  rights  to be received in  exchange  for or on  conversion  of all or any of the shares of any class or series thereof of such  Constituent  Corporation;  (ii) alter or change any term of the Certificate of Incorporation of the Surviving  Corporation to be
effected by the Merger; or (iii) alter or change any of the terms and conditions of this  Agreement,  if such  alteration  or change would  adversely  affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.6 Agreement.

     Executed copies of this Agreement will be on file at the principal place of business of the Surviving  Corporation at 5250 South Sixth Street,  Springfield,
Illinois 62703.

     4.7 Governing Law.

     This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the IBCA.

     4.8 Counterparts.

     This  Agreement may be executed in  counterparts  (including by facsimile), each of which  shall be deemed  to be an  original  and all of which,  together, shall constitute the same instrument.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first written above.

                                    UNITED TRUST GROUP, INC.
                                    an Illinois corporation

                                    By:

                                    ___/s/ Theodore C. Miller___________________
                                    Name: Theodore C. Miller
                                    Title:  Senior Vice President

                                    UTG, INC.
                                    a Delaware corporation

                                    By:

                                    ___/s/ Theodore C. Miller___________________
                                    Name:  Theodore C. Miller
                                    Title:  Senior Vice President

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   UTG, INC.

     1. Name. The name of the corporation is UTG, Inc.  (hereinafter the or this
"Corporation").

     2.  Registered  Office;  Registered  Agent.  The  registered  office of the
Corporation in the State of Delaware is 2711  Centerville  Road,  Suite 400, New
Castle County,  Wilmington,  Delaware  19808.  The Registered  Agent at the same address is Corporation Service Company.

     3. Purpose.  The purpose of the  Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware  General
Corporation Law.

     4. Capital Stock.

          A. Classes of Stock.  The  Corporation  is authorized to issue two (2)
     classes of stock  designated,  respectively,  "Common  Stock" (the  "Common
     Stock") and "Preferred Stock" (the "Preferred Stock").  The total number of shares which the  Corporation  is  authorized to issue is Seven Million One
     Hundred  Fifty  Thousand  (7,150,000),  each with a par value of $0.001 per share, of which Seven Million  (7,000,000) shares shall be Common Stock and
     One Hundred Fifty Thousand (150,000) shares shall be Preferred Stock.

     The following is a statement of the designations and the powers, privileges and rights,  and the  qualifications,  limitations  or  restrictions  thereof in respect of each class of capital stock of the Corporation.

          B. Common Stock.  The holders of the Common Stock shall be entitled to receive such  dividends as the Board of Directors  may declare from time to time,  provided that any and all preferred dividends on the Preferred Stock for the then current  quarter have been  theretofore set aside or paid, and all prior  quarterly  dividends  on the  Preferred  Stock have been paid in full.  Upon the liquidation of the  Corporation,  the holders of the Common
     Stock shall  receive,  share and share alike,  all of the net assets of the
     Corporation  remaining  after the  payment  of the  liquidation  preference payable with respect to the Preferred  Stock. The Common Stock shall not be subject to redemption or retirement.  Each holder of the Common Stock shall be entitled  to one vote for each share of such stock  standing in his name on the books of the Corporation.  The holders of the Common Stock shall not have cumulative voting rights in the election of directors.

          C. Preferred Stock.

               [1] Rank. The Preferred Stock is senior to the Common Stock,  and the Common  Stock is subject  to the  rights  and  preferences  of the
          Preferred Stock as hereinafter set forth.

               [2] Series.  The Preferred  Stock may be issued from time to time in one or more series in any manner  permitted  by law, as  determined from  time  to  time by the  Board  of  Directors  and  stated  in the resolution  or  resolutions  providing  for the issuance of such stock adopted by the Board of Directors  pursuant to authority hereby vested in it,  each  series  to be  appropriately  designated,  prior  to the issuance  of any  shares  thereof,  by some  distinguishing  letter or number. All shares of each series of Preferred Stock shall be alike in every  particular  (except as to the dates from which  dividends shall commence to accrue).  All shares of Preferred  Stock shall be of equal rank and have the same powers,  preferences  and rights,  and shall be subject to the same  qualifications,  limitations,  and  restrictions, without  distinction  between the shares of different  series thereof, except  only in  regard  to the  following  particulars,  which may be different in different series:

               [a] dates from which such dividends shall commence to accrue;

               [b] the amount or amounts payable upon redemption thereof and the manner in which the same may be redeemed;

               [c] the amount or amounts  payable  to holders  thereof  upon any voluntary or involuntary  liquidation,  dissolution,  or winding up of the Corporation;

               [d] the  provisions  relative  to a sinking  fund,  if any,  with respect thereto;

               [e]  terms  and  rates of  conversion  or  exchange  thereof,  if convertible or exchangeable; and

               [f] the provisions as to voting rights, if any;

          provided  that  if  the  stated   dividends  and  amounts  payable  on
          liquidation  are not paid in full,  the  shares  of all  series of the
          Preferred  Stock  shall  share  ratably in the  payment  of  dividends including  accumulation,  if any,  in  accordance  with the sums which would be payable on such shares if all  dividends  were  declared  and paid in full, and in any  distribution  of assets other than by way of dividends in  accordance  with the sums which would be payable on such distribution if all sums payable were discharged in full.

               The designation of each particular  series of Preferred Stock and its terms in respect of the foregoing  particulars  shall be fixed and determined  by the Board of Directors  in any manner  permitted by law and stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors  pursuant to authority hereby vested in it, before any shares of such series are issued,  and shall be set forth in full or summarized on the stock certificates for such series. The Board of Directors may from time to time increase the number of shares of any series of Preferred  Stock already  created by providing that any unissued shares of Preferred Stock shall constitute part of such  series,  or may  decrease  (but not below the  number of shares thereof then outstanding) the number of shares of any series of
          Preferred  Stock already created by providing that any unissued shares previously  assigned to such series  shall no longer  constitute  part thereof.  The Board of  Directors  is hereby  empowered to classify or reclassify  any  unissued  Preferred  Stock by fixing or altering  the terms  thereof in respect of the  above-mentioned  particulars  and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

               [3]  Dividends.  The  holders of  Preferred  Stock of each series shall be entitled to receive,  out of any funds legally  available for the  purpose,  when and as  declared by the Board of  Directors,  cash dividends  thereon  at such  rate  per  annum  as  shall  be  fixed by resolution  of the Board of Directors  for such  series,  and no more, payable as  determined  by the Board of  Directors  in the  resolution
          creating  such  series.   Such   dividends   shall  be  cumulative  or
          non-cumulative,  as determined by the Board of Directors in fixing the rights and  preferences  of such series,  and if  cumulative  shall be deemed to accrue from day to day  regardless  of whether or not earned or declared,  and shall  commence to accrue with respect to each share of  Preferred  Stock  from  such  date or dates as may be fixed by the
          Board of Directors prior to the issue thereof.

               In no  event,  so  long  as  any  Preferred  Stock  shall  remain outstanding,  shall any  dividend  whatsoever  (other  than a dividend payable in shares of stock ranking junior to the Preferred Stock as to the  dividends  and assets) be  declared  or paid upon,  nor shall any distribution be made or ordered in respect of, the Common Stock or any class of stock ranking  junior to the Preferred  Stock as to dividends or assets,  nor shall any moneys (other than the net proceeds received from the sale of stock  ranking  junior to the  Preferred  Stock as to dividends  and assets) be set aside for or applied to the  purchase or redemption  (through a sinking fund or  otherwise) of shares of Common
          Stock or of any other class of stock  ranking  junior to the Preferred
          Stock as to dividends or assets, unless

                    [a] all dividends on the  Preferred  Stock of all series for past dividend  periods shall have been paid and the full dividend on all  outstanding  shares of Preferred  Stock of all series for the then current dividend period shall have been paid or declared and set apart for payment; and

                    [b] the  Corporation  shall have set aside all  amounts,  if any,  theretofore  required  to be set  aside as and for  sinking funds, if any, for the Preferred Stock of all series for the then current  year,  and all defaults,  if any, in complying  with any such sinking fund requirements in respect of previous years shall have been made good.

               [4] Redemption.  The  Corporation,  at the option of the Board of
          Directors,  may at any time redeem the whole, or from time to time may redeem any part of any series of Preferred Stock by paying therefor in cash the  amount  which  shall  have been  determined  by the Board of
          Directors,  in the resolution or resolutions  authorizing such series, to be  payable  upon  the  redemption  of such  shares  at such  time.
          Redemption  may be made of the  whole or any  part of the  outstanding shares of any one or more series,  in the  discretion  of the Board of
          Directors;  if the redemption be a part of a series,  the shares to be redeemed  may be  selected by lot, or all of the shares of such series may be  redeemed  pro rate,  in such  manner as may be  prescribed  by resolutions of the Board of Directors.

               Subject to the foregoing  provisions  and to any  qualifications, limitations,  or restrictions  applicable to any particular  series of
          Preferred  Stock which may be stated in the  resolution or resolutions providing  for the  issuance of such  series,  the Board of  Directors shall  have  authority  to  prescribe  from time to time the manner in which any series of Preferred Stock shall be redeemed.

               [5] Liquidation. Upon any liquidation,  dissolution or winding up of the Corporation,  whether  voluntary or involuntary,  the Preferred
          Stock of each series shall be entitled,  before any distribution shall be made to the Common  Stock or to any other class of stock  junior to the  Preferred  Stock as to  dividends  or  assets to be paid the full preferential  amount or amounts  fixed the Board of Directors for such series as herein  authorized,  but the  Preferred  Stock  shall not be entitled to any further  payment and any remaining net assets shall be distributed ratably to the holders of the outstanding Common Stock. If upon such  liquidation,  dissolution or winding up of the Corporation, whether  voluntary or  involuntary,  the net assets of the Corporation shall be  insufficient  to permit the  payment  to the  holders of all outstanding  shares  of  Preferred  Stock  of all  series  of the full preferential amounts to which they are respectively entitled, then the entire net assets of the Corporation  shall be distributed  ratably to the holders of all outstanding shares of Preferred Stock in proportion to the full preferential  amount to which each such share is entitled.
          Neither a consolidation  nor a merger of the Corporation  with or into any corporation or corporations  nor the sale of all or  substantially all  of  the  assets  of  the  Corporation  shall  be  deemed  to be a liquidation,  dissolution  or winding  up within  the  meaning of this clause.

               [6]  Voting.  The holders of the  Preferred  Stock of each series shall be entitled to such voting rights,  if any, as shall be fixed by resolution  of the Board of Directors in creating  such series.  If so provided in the resolution creating any series of Preferred Stock, the shares of such series may be nonvoting.

               [7] Conversion or Exchange.  Any series of Preferred Stock may be made  convertible  into, or exchangeable  for, at the option of either the holder or the  Corporation  or upon the  happening  of a specified event, shares of any other class or classes or any other series of the same or any other  class or  classes of stock of the  Corporation,  at such  price or prices or at such  rate or rates of  exchange  and with such  adjustments  as shall be stated in the resolution or resolutions providing  for the  issuance  of such  stock  adopted  by the Board of
          Directors.

          D. No Preemptive  Rights.  No  stockholder of the  Corporation  shall, because of his  ownership  of stock,  have a  preemptive  or other right to purchase,  subscribe  for or take any part of any  stock or any part of the notes, debentures,  bonds, or other securities convertible into or carrying options or warrants to purchase stock of the  Corporation.  Any part of the capital  stock  and any  part of the  notes,  debentures,  bonds  or  other securities  convertible  into or  carrying  options or warrants to purchase stock of the Corporation authorized by the Articles of Incorporation or any amendment thereto,  may at any time be issued,  optioned for sale, and sold or disposed of by the  Corporation  pursuant to resolutions of its Board of
     Directors  to such  persons  and upon such  terms as may to such Board seem proper  without first offering such stock or securities or any part thereof to existing stockholders.

          5.  Incorporator.  The name and original  mailing  address of the sole incorporator  is as  follows:  WT&C  Corporate  Services,  Inc.,  500  West
     Jefferson Street, Suite 2800, Louisville, Kentucky 40202.

          6.  Elimination of Director  Liability.  A director of the Corporation shall not be personally  liable to the Corporation or its  stockholders for monetary  damages for breach of  fiduciary  duty as a director,  except for liability  (i) for any  breach of the  director's  duty of  loyalty  to the
     Corporation  or its  stockholders,  (ii) for acts or omissions  not in good faith or which involve  intentional  misconduct  or a knowing  violation of law, (iii) under Section 174 of the Delaware  General  Corporation  Law, or
     (iv) for any  transaction  from  which the  director  derived  an  improper personal benefit.  If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this Article 6 is a part to authorize  corporate  action  further  eliminating  or limiting the personal  liability of  directors,  then the liability of a director of the
     Corporation  shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

          Any  repeal  or  modification  of  the  foregoing   paragraph  by  the
     stockholders  of the  Corporation  shall not adversely  affect any right or protection  of a director of the  Corporation  existing at the time of such repeal or modification.

          7. Bylaws. The Board of Directors of the Corporation is authorized and empowered  from time to time in its  discretion  to make,  alter,  amend or repeal  the  Bylaws  of  the  Corporation,  except  as  such  power  may be restricted or limited by Delaware General Corporation Law.

          8. Election of  Directors.  Directors of the  Corporation  need not be elected by written ballot unless  otherwise  required in the  Corporation's
     Bylaws.

          IN  WITNESS  WHEREOF,  this  Certificate  of  Incorporation  has  been executed by the Incorporator of UTG, Inc. as of the 1st day of April, 2005.

                                          WT&C CORPORATE SERVICES, INC.

                                          By:____/s/ Barbara G. Mangus_______

                                                 Barbara G. Mangus, Vice President

                                   APPENDIX C

                                   BYLAWS OF
                                   UTG, INC.

                                   ARTICLE I

                                     Offices

     The  registered  office  of  the  corporation  shall  be  in  the  City  of
Wilmington, County of New Castle, State of Delaware.

     The principal  office of the  corporation  shall be located in Springfield,
Illinois,  or at such  other  place or places  from time to time as the board of directors  determines.  The  corporation  may have  such  other  offices  as the business of the corporation may require from time to time.

                                   ATRICLE II

                                  Stockholders

     Section 1. Annual Meetings. The annual meeting of the stockholders shall be held  for the  election  of  directors  and for the  transaction  of such  other business as may properly  come before the meeting at such date,  time and place, either within or without the State of Delaware,  as the board of directors shall each year fix.

     Section 2. Special Meetings. Special meetings of the stockholders,  for any purpose or purposes  prescribed  in the notice of the meeting,  may be called by the chief executive officer,  the chairman of the board, the board of directors, or by the holders of not less than  one-fifth of the shares of stock entitled to vote at the meeting,  and shall be held at such place, on such date, and at such time as they or he may fix.

     Section 3.  Notice of  Meetings.  Whenever  stockholders  are  required  or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting,  and, in the case of a special  meeting,  the  purpose or  purposes  for which the meeting is called.  Unless  otherwise  provided by law, the certificate of incorporation or these bylaws, the written notice of any meeting shall be given not less than ten nor more than sixty  days  before  the date of the  meeting to each  stockholder entitled to vote at such meeting.  If mailed,  such notice shall be deemed to be given when deposited in the mail,  postage prepaid,  directed to the stockholder at his address as it appears on the records of the corporation.

     Section  4.  Adjournments.  Any  meeting  of the  stockholders,  annual  or special,  may adjourn  from time to time to  reconvene at the same or some other place,  and notice need not be given of any such  adjourned  meeting if the time and place  thereof  are  announced  at the meeting at which the  adjournment  is taken. At the adjourned  meeting the corporation may transact any business which might have been  transacted at the original  meeting.  If the adjournment is for more than thirty days,  or if after the  adjournment  a new record date is fixed for the adjourned  meeting,  a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 5. Quorum.  Except as otherwise provided by law, the certificate of incorporation  or these bylaws,  at each meeting of stockholders the presence in person or by proxy of the  holders of shares of stock  having a majority  of the votes  which  could be cast by the  holders of all  outstanding  shares of stock entitled to vote at the meeting shall be necessary and  sufficient to constitute a quorum.  In the  absence of a quorum,  the  stockholders  so present  may,  by majority vote,  adjourn the meeting from time to time in the manner  provided in
Article II, Section 4 of these bylaws until a quorum shall attend.

     Section 6. Organization. Meetings of stockholders shall be presided over by the chairman of the board, or in his absence by the chief executive officer,  or in his absence by the president, or in the absence of the foregoing persons by a chairman  designated  by the  board  of  directors,  or in the  absence  of such designation  by a chairman  chosen at the meeting.  The  secretary  shall act as secretary  of the  meeting,  but in his absence the  chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 7. Voting; Proxies. Except as otherwise provided by the certificate
of  incorporation,   each  stockholder  entitled  to  vote  at  any  meeting  of stockholders  shall be  entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy,  but no such proxy  shall be voted or acted  upon after  three years  from its date,  unless the proxy  provides  for a longer  period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable  and if, and only as long as, it is coupled with an interest sufficient in law to support an  irrevocable  power.  A  stockholder  may  revoke  any  proxy,  which  is not irrevocable,  by  attending  the  meeting  and  voting in person or by filing an instrument in writing  revoking the proxy or another duly executed proxy bearing a  later  date  with  the  secretary  of the  corporation.  At all  meetings  of stockholders  for the  election of directors a plurality of the votes cast shall be  sufficient  to elect.  All  other  elections  and  questions  shall,  unless otherwise  provided by law, the certificate of incorporation or these bylaws, be decided by the vote of the  holders of shares of stock  having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

     Section 8. List of  Stockholders  Entitled  to Vote.  The  secretary  shall prepare and make,  at least ten days before  every  meeting of  stockholders,  a complete list of the stockholders  entitled to vote at the meeting,  arranged in alphabetical  order,  and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the  examination  of any  stockholder,  for any purpose  germane to the meeting, during ordinary  business hours,  for a period of at least ten days prior to the meeting,  either at a place  within  the city  where the  meeting is to be held, which  place  shall be  specified  in the notice of the  meeting,  or, if not so specified,  at the place where the meeting is to be held. The list shall also be produced  and kept at the time and place of the  meeting  during  the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only  evidence as to who are the  stockholders  entitled to examine the stock ledger,  the list of stockholders or the books of the corporation,  or to vote in person or by proxy at any meeting of stockholders.

     Section 9. Action by Consent of Stockholders.  Unless otherwise  restricted by the  certificate  of  incorporation,  any action  required or permitted to be taken at any annual or special meeting of the  stockholders may be taken without a meeting,  without  prior  notice and without a vote,  if a consent in writing, setting  forth the action so taken,  shall be signed by the holders (and include the date of signature for each such holder) of outstanding stock having not less than the minimum  number of votes that would be  necessary  to authorize or take such  action at a meeting  at which all shares  entitled  to vote  thereon  were present and voted and shall be delivered to the  corporation  by delivery to its principal  place of  business  or the  secretary  within  sixty (60) days of the earliest  dated  consent.  Prompt notice of the taking of the  corporate  action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 10. Meeting of all Stockholders.  If all of the stockholders  shall meet at any time and  place,  and  consent to the  holding  of a  meeting,  such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

                                  ARTICLE III

                               Board of Directors

     Section 1. Number; Qualifications. The board of directors may by resolution from time to time  designate the number of directors  that shall  constitute the whole  board,  which shall not be less than six (6) nor more than  eleven  (11), subject to the rights of the stockholders to repeal or modify such actions. Each director shall hold office for a term expiring at the next annual  stockholders'
meeting  following his or her election or until his or successor shall have been elected and qualified, whichever period is longer.

     Section 2. Election;  Resignation;  Removal; Vacancies. At the first annual meeting of stockholders and at each annual meeting thereafter,  the stockholders shall elect  directors  each of whom shall hold office  until his  successor  is elected and qualified or until his earlier resignation and removal. Any director may resign at any time upon written notice to the corporation. Any newly created directorship  or any vacancy  occurring in the board of directors  for any cause may be filled by a majority of the remaining  members of the board of directors, although  such  majority is less than a quorum,  or by a plurality  of the votes cast at a meeting of  stockholders,  and each  director  so  elected  shall hold office until the  expiration  of the term of office of the director  whom he has replaced or until his successor is elected and qualified.

     Section 3. Regular Meetings. Regular meetings of the board of directors may be held at such places and at such times within or without the State of Delaware as the board of directors may from time to time determine,  and if so determined notices thereof need not be given.

     Section 4. Special Meetings. Special meetings of the board of directors may be held at any time or place  within or without the State of  Delaware  whenever called by the chairman of the board, the chief executive officer,  or any member of the board of directors. Notice of a special meeting of the board of directors shall be given by the person or persons calling the meeting at least twenty-four
(24) hours before the special meeting.

     Section  5.  Telephonic  Meetings  Permitted.   Members  of  the  board  of
directors,  or  any  committee  designated  by  the  board  of  directors,   may
participate  in a meeting  thereof by means of  conference  telephone or similar communications  equipment  by means of which all  persons  participating  in the meeting can hear each other,  and  participation  in a meeting  pursuant to this
Section 5 shall constitute presence in person at such meeting.

     Section 6. Quorum;  Vote Required for Action.  At all meetings of the board of  directors a majority  of the whole board of  directors  shall  constitute  a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these bylaws  otherwise  provide,  the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

     Section  7.  Organization.  Meetings  of the  board of  directors  shall be presided  over by the  chairman  of the  board,  or in his  absence by the chief executive officer, or in his absence by the president,  or in their absence by a chairman  chosen at the  meeting.  The  secretary  shall act as secretary of the meeting,  but in his absence the  chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 8. Informal Action by Directors. Unless otherwise restricted by the certificate of incorporation  or these bylaws,  any action required or permitted to be taken  at any  meeting  of the  board of  directors,  or of any  committee thereof, may be taken without a meeting if all members of the board of directors or such  committee,  as the case may be,  consent  thereto in  writing,  and the writing or writings  are filed with the minutes of  proceedings  of the board of directors or such committee.

                                   ATRICLE IV

                                   Committees

     Section 1. Committees.  The board of directors may, by resolution passed by a majority of the whole board of directors,  designate  one or more  committees, each  committee to consist of one or more of the  directors of the  corporation.
The board of directors may designate one or more directors as alternate  members of any  committee,  who may  replace  any absent or  disqualified  member at any meeting of the committee.  In the absence or disqualification of a member of the committee,  the  member  or  members  thereof  present  at any  meeting  and not disqualified  from voting,  whether or not he or they  constitute a quorum,  may unanimously  appoint  another  member  of the board of  directors  to act at the meeting in place of any such absent or disqualified  member. Any such committee, to the extent  permitted by law and to the extent  provided in the resolution of the board of directors creating such committee,  shall have and may exercise all the powers and  authority  of the board of directors  in the  management  of the business and affairs of the corporation.

     Section 2. Executive  Committee.  The board of directors may, by resolution regularly  adopted,  designate one or more  directors to constitute an executive committee. The executive committee, in the intervals between the meetings of the board,  shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the  corporation,  except that the executive  committee  shall  not have any power or  authority  in  reference  to amending the  certificate of  incorporation,  adopting an agreement of merger or consolidation,  recommending to the  stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets,  recommending to the  stockholders  a  dissolution  of the  corporation  or a revocation  of a dissolution,  amending  the  bylaws  of the  corporation,  declaring  dividends, authorizing  the issuance of stock,  or adopting a certificate  of ownership and merger. A majority of such committee shall constitute a quorum.

     Section  3.  Committee  Rules.  Unless  the  board of  directors  otherwise provides,  each committee  designated by the board of directors may make,  alter and repeal rules for the conduct of its  business.  In the absence of such rules each  committee  shall  conduct its  business in the same manner as the board of directors conducts its business pursuant to Article III of these bylaws.

                                   ARTICLE V

                                    Officers

     Section 1. Classes.  The officers of the corporation shall be a chairman of the board, a chief executive officer, a chief operating officer, a secretary and a treasurer, and such other officers,  including one or more vice presidents, as may be provided by the board of  directors  and elected in  accordance  with the provisions of this article.

     Section 2.  Election and Term of Office.  The  officers of the  corporation shall be elected  annually by the board of directors at the first meeting of the board of  directors  held after each  annual  meeting  of  stockholders.  If the election of officers  shall not be held at such meeting,  such election shall be held as soon  thereafter as  convenient.  Vacancies may be filled or new offices created and filled at any meeting of the board of directors.  Each officer shall hold office  until his or her  successor  shall have been duly elected and shall have  qualified  or until his or her  death or until he or she  shall  resign or shall have been removed from office in the manner hereinafter provided.

     Section 3.  Removal.  Any officer  elected by the board of directors may be removed  by the board of  directors,  with or  without  cause,  whenever  in its judgment the best interest of the corporation would be served thereby,  but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or  appointment of an officer or agent shall not of itself create contractual rights.

     Section 4. Chairman of the Board.  The chairman of the board shall see that all orders and  resolutions  of the board of directors  are carried into effect.
The chairman of the board shall call meetings of the stockholders,  the board of directors and the executive committee,  should one be established,  to order and shall act as chairman of such meetings.

     Section 5. Chief Executive  Officer.  The chief executive  officer shall be responsible  for the  general  and active  management  of the  operation  of the corporation. He shall, in general, supervise and control all of the business and affairs of the corporation. In the event the board of directors does not elect a chairman of the board,  or if elected,  in the event of his inability or refusal to act,  or at his  request  or when  specifically  authorized  by the  board of directors,  the chief executive officer shall perform the duties of the chairman of the board and, when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the board. The chief executive officer shall perform all duties normally  incident to such office and such other duties as may be prescribed by the chairman of the board or the board of directors from time to time.

     Section 6.  President.  The  president  shall  perform all duties  normally incident to the office of president  and such other duties as may be  prescribed by the board of  directors,  the  chairman  of the board or the chief  executive officer.  In the absence of the chief  executive  officer or in the event of his inability or refusal to act, the president shall perform the duties of the chief executive  officer  and,  when so  acting,  shall  have all the powers of and be subject to all the restrictions upon the chief executive officer.

     Section 7. Chief Operating  Officer.  The chief operating officer shall see that all orders of the board of directors,  the chairman of the board, the chief executive  officer or the president  are carried into effect.  In the absence of the  president  or in the event of his  inability  or refusal to act,  the chief operating officer shall perform the duties of the president and, when so acting, shall have all the powers of and be  subject  to all the  restrictions  upon the president.  The chief  operating  officer shall  perform  other duties  commonly incident to this office and shall  perform such other duties and have such other powers as the board of directors, the chairman of the board, the chief executive officer or the president may from time to time prescribe.

     Section 8. Vice President.  The vice president shall perform such duties as from time to time may be assigned by the board of directors, the chairman of the board, the chief executive officer or the president.

     Section 9.  Treasurer.  The treasurer  shall [a] have charge and custody of and be responsible for all funds and securities of the corporation;  receive and give  receipts  for moneys due and  payable to the  corporation  from any source whatsoever,  and deposit all such moneys in the name of the  corporation in such banks,  trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws; and, [b] in general, perform all the duties normally  incident to the office of treasurer and such other duties as from time to time may be  normally  assigned  by the  chairman  of the  board or the chief executive officer or the board of directors.

     Section  10.  Secretary.  The  secretary  shall [a] keep the minutes of the stockholders'  and of the  board of  directors'  meetings  in one or more  books provided for that purpose; [b] see that all notices are duly given in accordance with the  provisions  of these bylaws or as required by law; [c] be custodian of the corporate  records and stock transfer books of the corporation;  and, [d] in general,  perform all duties  normally  incident to the office of secretary  and such other  duties as from time to time may be assigned  by the  chairman of the board or the chief executive officer or the board of directors.

                                  ARTILCE VI

                                     Stock

     Section 1. Certificates.  Every holder of stock shall be entitled to have a certificate  signed by or in the name of the  corporation by the chairman of the board, the chief executive officer, the president or any vice president,  and by the secretary or an assistant  secretary,  of the  corporation,  certifying  the number of shares owned by him in the corporation.

     Section 2. Lost,  Stolen or Destroyed Stock  Certificates;  Issuance of New
Certificates.  The corporation may issue a new certificate of stock in the place of any certificate  theretofore  issued by it, alleged to have been lost, stolen or destroyed,  and the corporation may require the owner of the lost,  stolen or destroyed  certificate,  or his legal representative,  to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 3.  Transfers of Stock.  Transfers of stock shall be made only upon the transfer books of the corporation kept in an office of the corporation or by transfer agents  designated to transfer shares of the stock of the  corporation.
Except where a  certificate  is issued in  accordance  with Section 2 above,  an outstanding  certificate  for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

     Section 4. Record  Date.  The board of  directors  may fix the record date, which  shall not be more than sixty (60) days nor less than ten (10) days before the date of any meeting of the stockholders, nor more than sixty (60) days prior to the time where the other  action  hereinafter  described,  as of which  there shall be determined the  stockholders  are entitled:  to notice of or to vote at any meeting of stockholders or any  adjournment  thereof;  to express consent to corporate  action in  writing  without a  meeting;  to  receive  payment  of any dividend or any other  distribution  or allotment of any rights;  or to exercise any rights  with  respect to any change,  conversation,  or exchange of stock or with respect to any other lawful action.

                                  ARTICLE VII

                         Indemnification and Insurance

     Section 1. Right to Indemnification. Each person who was or is made a party or is  threatened to be made a party to or becomes  involved in any  threatened, pending or  completed  action,  suit or  proceeding,  whether  civil,  criminal, administrative or investigative,  and whether formal or informal, (hereinafter a proceeding), by reason of the fact that he or she, or a person of whom he or she is the legal representative,  is or was a director or officer of the corporation or is or was serving at the request of the  corporation as a director,  officer, employee or agent of another  corporation  or of a  partnership,  joint venture, trust or other  enterprise,  including  service with respect to employee benefit plans,  whether the basis of such  proceeding  is alleged  action in an official capacity as a director,  officer,  employee or agent or any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by Delaware General
Corporation Law, as the same exist or may hereafter be amended (but, in the case of any such  amendment,  only to the  extent  that such  amendment  permits  the corporation to provide  broader  indemnification  rights than such law permitted the  corporation  to  provide  prior to such  amendment)  against  all  expense, liability and loss  (including  attorney fees,  judgments,  fines,  ERISA excise taxes or penalties  and amounts paid or to be paid in  settlement)  actually and reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer  and shall  inure to the  benefit  of his or her  heirs,  executors  and administrators; provided, however, that, except as provided in Section 2 of this
Article  VII,  the   corporation   shall   indemnify  any  such  person  seeking
indemnification in connection with the proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) is authorized by the board of directors of the corporation.  The right to indemnification conferred in this
Section 1 of this  Article VII shall be a contract  right and shall  include the right to be paid by the corporation the expenses  incurred in defending any such proceeding in advance of its final disposition;  provided, however, that, if the
Delaware General Corporation Law requires, the payment of such expenses incurred by a current  director or officer in his or her  capacity as director or officer
(and not in any other  capacity  in which  service  was or is  rendered  by such person while a director or officer, including, without limitation, service to an employee  benefit  plan) in advance of the final  disposition  of a  proceeding, shall be made only upon delivery to the corporation of an undertaking,  by or on behalf of such  director  or officer,  to repay all amounts so advanced  that it shall  ultimately be determined that such director or officer is not entitled to be  indemnified  under this section or otherwise.  The  corporation  may, to the extent  authorized from time to time by the board of directors,  grant rights to indemnification,  and to the advancement of expenses to any employee or agent of the  corporation  to the fullest extent of the provisions of this Section 1 with respect to the  indemnification  and  advancement  of expenses of directors  and officers of the corporation.

     Section 2. Right of Claimant to Bring Suit.  If a claim under  Section 1 of this Article VII is not paid in full by the  corporation  within 60 days after a written  claim has been  received by the  corporation,  the claimant may, at any time thereafter, bring suit against the corporation to recover the unpaid amount of the claim and,  if  successful  in whole or in part,  the  claimant  shall be entitled to be paid also the expense of prosecuting  such a claim. It shall be a defense to any such action (other than an action  brought to enforce a claim for
expenses   incurred  in  defending  any  proceeding  in  advance  of  its  final disposition  where  the  required  undertaking,  if any is  required,  has  been tendered  to the  corporation)  that the  claimant  has not met the  standard of conduct which makes it permissible  under the Delaware  General  Corporation Law for the  corporation to indemnify the claimant for the amount  claimed,  but the burden of  providing  such  defense  shall be on the  corporation.  Neither  the failure of the corporation (including its board of directors,  independent legal counsel  or  its  stockholders)  to  have  made  a  determination  prior  to the commencement of such action that indemnification of the claimant is proper under the circumstances  because he or she has met the ethical standard of conduct set forth in the Delaware General  Corporation  Law, nor an actual  determination by the corporation (including its board of directors,  independent legal counsel or its  stockholders)  that the  claimant has not met such  applicable  standard of conduct,  shall be a defense  to the  action or  create a  presumption  that the claimant has not met the applicable standard of conduct.

     Section 3.  Non-Exclusivity of Rights. The right to indemnification and the payment of expenses  incurred in defending a proceeding  in advance of its final disposition  conferred  in this  Article VII shall not be exclusive of any other right  which  any  person  may have or  hereafter  acquire  under  any  statute, provision  of the  certificate  of  incorporation,  bylaw,  agreement,  vote  of stockholders, or disinterested directors or otherwise.

     Section 4.  Insurance.  The  corporation  may  maintain  insurance,  at its expense, to protect itself and any director,  officer,  employee or agent of the corporation, or another corporation,  partnership, joint venture, trust or other enterprise  against  such  expense,  liability  or  loss,  whether  or  not  the corporation  will have the power to indemnify  such person against such expense, liability or loss, under the Delaware General Corporation Law.

                                  ARTICLE VIII

                                 Miscellaneous

     Section  1.  Fiscal  Year.  The  fiscal  year of the  corporation  shall be determined by resolution of the board of directors.

     Section 2.  Waiver of Notice of  Meetings of  Stockholders,  Directors  and
Committees.  Any  written  waiver of notice,  signed by the person  entitled  to notice,  whether  before  or after  the time  stated  therein,  shall be  deemed equivalent to notice.  Attendance  of a person at a meeting  shall  constitute a waiver of notice of such meeting,  except when the person  attends a meeting for the express  purpose of  objecting,  at the  beginning  of the  meeting,  to the transaction  of any  business  because  the  meeting is not  lawfully  called or convened.  Neither  the  business  to be  transacted  at, nor the purpose of any regular  or  special  meeting of the  stockholders,  directors,  or members of a committee of directors need be specified in any written waiver of notice.

     Section 3. Form of Records.  Any records  maintained by the  corporation in the  regular  course  of its  business,  including  its stock  ledger,  books of account,  and minute  books,  may be kept on, or be in the form of, punch cards, magnetic tape, photographs,  micro-photographs, or any other information storage device,  provided that the records so kept can be converted into clearly legible form within a reasonable  time. The corporation  shall so convert any records so kept upon the request of any person entitled to inspect the same.

     Section 4.  Amendment  of Bylaws.  These bylaws may be altered or repealed, and new bylaws made, by the board of directors,  but the  stockholders  may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

                                   APPENDIX D

                          Section 5/11.65 and 5/11.70
                       Illinois Business Corporation Act
                      RIGHTS OF DISSENTING STOCKHOLDERS OF
                            UNITED TRUST GROUP, INC.

     5/11.65 RIGHT TO DISSENT.  - (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

     (1)  consummation of a plan of merger of  consolidation  or a plan of share exchange to which the corporation is a party if (i) shareholder authorization is required for the merger or  consolidation or the share exchange by Section 11.20 or the articles of incorporation or (ii) the corporation is a subsidiary that is merged with its parent or another subsidiary under Section 11.30;

     (2) consummation of a sale, lease or exchange of all, or substantially all, of the  property  and  assets  of the  corporation  other  than in the usual and regular  course of business;

     (3) an amendment  of the  articles of  incorporation  that  materially  and adversely  affects  rights in respect of a  dissenter's  shares  because it:

          (i) alters or abolishes a preferential right of such shares;

          (ii) alters or abolishes a right in respect of redemption, including a provision  respecting a sinking fund for the redemption or  repurchase,  of such shares;

          (iii) in the case of a  corporation  incorporated  prior to January 1,
     1982,  limits or eliminates  cumulative  voting rights with respect to such shares; or

     (4) any other corporate  action taken pursuant to a shareholder vote if the articles of  incorporation,  by-laws,  or a resolution of the board of directors provide that  shareholders  are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in Section 11.70 or as may be otherwise provided in the articles, by-laws or resolution.

     (b) A  shareholder  entitled to dissent  and obtain  payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement  unless the action is fraudulent with respect to the shareholder or the  corporation  or  constitutes  a breach of a  fiduciary  duty owed to the shareholder.

     (c) A record owner of shares may assert dissenters' rights as to fewer than all the shares  recorded in such person's name only if such person dissents with respect to all shares  beneficially  owned by any one  person and  notifies  the corporation  in writing of the name and address of each  person on whose  behalf the record owner asserts  dissenters'  rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and the other shares recorded in the names of different  shareholders.  A beneficial  owner of shares who is not the record owner may assert  dissenters'  rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record  owner's  written  consent to the dissent  before or at the same time the beneficial owner asserts dissenters' rights.

     5/11.70 PROCEDURE TO DISSENT.  - (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders,  the notice of meeting  shall  inform the  shareholders  of their  right to dissent  and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders  material  information  with respect to the  transaction  that will objectively  enable a shareholder  to vote on the  transaction  and to determine whether  or not  to  exercise  dissenters'  rights,  a  shareholder  may  assert dissenters'  rights only if the shareholder  delivers to the corporation  before the vote is taken a written  demand  for  payment  for his or her  shares if the proposed  action is consummated,  and the shareholder  does not vote in favor of the proposed action.

     (b) If the  corporate  action giving rise to the right to dissent is not to be approved at a meeting of shareholders,  the notice to shareholders describing the  action  taken  under  Section  11.30  or  Section  7.10  shall  inform  the shareholders  of their right to dissent and the procedure to dissent.  If, prior
to  or  concurrently  with  the  notice,   the  corporation   furnishes  to  the
shareholders  material  information  with respect to the  transaction  that will objectively  enable  a  shareholder  to  determine  whether  or not to  exercise dissenters'  rights, a shareholder may assert  dissenter's  rights only if he or she  delivers  to the  corporation  within 30 days from the date of mailing  the notice a written demand for payment for his or her shares.

     (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the  shareholder  delivers to the  corporation  the written  demand for payment,  whichever  is later,  the corporation  shall send each  shareholder who has delivered a written demand for payment a  statement  setting  forth the  opinion of the  corporation  as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier  than 16 months  before the delivery of the  statement,  together  with the statement of income for that year and the latest available  interim financial  statements,  and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of  ownership,  with  respect to the  shares,  or  instructions  to the dissenting  shareholder  to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder.  The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder  does not sell within that 10 day period after being so  instructed by the  corporation,  for purposes of this
Section  the  shareholder  shall be deemed to have sold his or her shares at the average closing price of the shares,  if listed on a national  exchange,  or the average  of the bid and asked  price  with  respect  to the  shares  quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

     (d) A shareholder  who makes written  demand for payment under this Section retains all other rights of a  shareholder  until those rights are  cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation  the  certificate  of other  evidence of ownership of the shares the amount  the  corporation  estimates  to be the fair  value of the  shares,  plus accrued interest,  accompanied by a written  explanation of how the interest was calculated.

     (e) If the  shareholder  does not agree with the opinion of the corporation as to the estimated  fair value of the shares or the amount of interest due, the shareholder,  within 30 days from the delivery of the corporation's statement of value,  shall notify the corporation in writing of the  shareholder's  estimated fair value and amount of  interest  due and demand  payment  for the  difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the  corporation  or the proceeds of sale by the  shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

     (f) If, within 60 days from delivery to the  corporation of the shareholder notification  of  estimate  of fair value of the shares and  interest  due,  the corporation and the dissenting  shareholder  have not agreed in writing upon the fair value of the shares and interest due, the corporation  shall either pay the difference  in  value  demanded  by the  shareholder,  with  interest  or file a petition  in the  circuit  court of the county in which  either  the  registered office or the principal  office of the  corporation  is located,  requesting the court  to  determine  the  fair  value  of the  shares  and  interest  due.  The corporation  shall make all dissenters,  whether or not residents of this State, whose demands  remain  unsettled  parties to the proceeding as an action against their  shares  and all  parties  shall be  served  with a copy of the  petition.
Nonresidents  may be served by registered or certified mail or by publication as provided by law.  Failure of the  corporation to commence an action  pursuant to this Section shall not limit or affect the right of the dissenting  shareholders to otherwise commence an action as permitted by law.

     (g) The  jurisdiction  of the court in which the  proceeding  is  commenced under  subsection (f) by a corporation  is plenary and exclusive.  The court may appoint one or more persons as  appraisers  to receive  evidence  and  recommend decision on the question of fair value.  The appraisers have the power described in the order appointing them, or in any amendment to it.

     (h) Each  dissenter  made a party to the proceeding is entitled to judgment for the  amount,  if any, by which the court finds that fair value of his or her shares,  plus  interest,  exceeds  the  amount  paid by the  corporation  or the proceeds of sale by the shareholder, whichever amount is applicable.

     (i) The court,  in a  proceeding  commenced  under  subsection  (f),  shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but  shall  exclude  the  fees and  expenses  of  counsel  and  experts  for the respective  parties.  If the fair value of the shares as determined by the court materially  exceeds the amount  which the  corporation  estimated to be the fair value of the shares or if no estimate  was made in  accordance  with  subsection
(c), then all or any part of the costs may be assessed  against the corporation.
If the amount which any  dissenter  estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed  against that dissenter.  The court may also assess the fees and expenses of counsel and experts for the  respective parties, in amounts the court finds equitable, as follows:

     (1) Against the  corporation  and in favor of any or all  dissenters if the court  finds  that  the  corporation  did  not  substantially  comply  with  the requirements or subsections (a), (b), (c), (d), or (f).

     (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party  against  whom the fees and expenses are assessed acted  arbitrarily,  vexatiously,  or not in good faith with respect to the rights provided by this Section.

     If the court finds that the services of counsel for any  dissenter  were of substantial benefit to other dissenters similarly situated and that the fees for those services  should not be assessed  against the  corporation,  the court may award to that counsel  reasonable  fees to be paid out of the amounts awarded to the dissenters who are benefited.  Except as otherwise provided in this Section, the  practice,  procedure,  judgment  and costs shall be governed by the Code of
Civil Procedure.

     (j) As used in this Section:

     (1) "Fair value", with respect to a dissenter's shares,  means the value of the shares  immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

     (2)  "Interest"  means  interest from the  effective  date of the corporate action  until the date of payment,  at the average  rate  currently  paid by the corporation  on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

Dear Shareholders:

     The 2005 Annual Meeting of Shareholders of United Trust Group, Inc. will be held at the corporate headquarters,  5250 South Sixth Street,  Springfield,
     Illinois  62703,  on Wednesday June 15, 2005, at 10:00 a.m. At the meeting, shareholders  will act to elect  eight  directors,  to change  the state of incorporation  of UTG from Illinois to Delaware and to vote upon such other business as may properly be brought before the meeting.

     Your vote is  important.  Whether  or not you plan to attend  the  meeting, please review the enclosed proxy  statement,  complete the proxy form below and return it promptly in the envelope provided.

     It is important to keep your stock portfolio current.  Registrations should be kept up-to-date.  Remember to notify the Company of a change in address.
     Our stock  transfer  department  is  available to assist you with these and other shareholder questions.

     Sincerely,

     Theodore C. Miller
     Corporate Secretary

Fold and Tear Here                                                                                                Fold and Tear Here

PROXY FORM               UNITED TRUST GROUP, INC.                     PROXY FORM

            Annual Meeting of Shareholders - To be Held June 15, 2005

                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned  hereby  appoints Jesse T. Correll and Randall L. Attkisson,  or either of them,  the attorneys and proxies with full power of  substitution  and revocation  to represent and to vote,  as  designated  below,  all the shares of common stock of the Company held of record by the undersigned on April 22, 2005, at the annual meeting of shareholders to be held at the corporate  headquarters,
5250 South Sixth Street, Springfield, Illinois 62703, on Wednesday June 15, 2005
at 10:00 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned  shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly.  When  signing as an  attorney,  executor,  administrator,  trustee or guardian,  please give your full title as such. If shares are held jointly, both owners  must sign.  If a  corporation,  please  sign in full  corporate  name by
President  and  other  authorized  officer.  If a  partnership,  please  sign in partnership name by authorized person.

                Continued and to be voted and signed on reverse.

Our Stock  Transfer  Department  is  available  to assist  you with  changes  or questions concerning your account.

Lost Certificate  -  Notification  of a lost stock  certificate  must be made in writing.

Address - Notification  of shareholder  address changes must be made in writing.
     If your address has changed or should change in the future,  please give us your new address below.

         Your

         (Old Address) - Street
           City                                               State                      Zip

         (New Address) - Street
           City                                               State                      Zip

         Date new address in effect                         Signature

Registration - A change in certification registration is needed because of:

                          Marriage                       Divorce

                          Death of a tenant              Establishment of a trust

                          Remove custodian               Other - Explain

For  instructions  about your  specific  situation,  contact our Stock  Transfer
Department by phone at (217) 241-6410,  by writing to United Trust Group,  Inc.,
Attn: Stock Transfer Department,  P.O. Box 5147,  Springfield,  IL 62705-5147 or
through our website at www.unitedtrustgroup.com.

                                                   Signature

                                                        Date
      Acct#

Fold and Tear Here                                                                                                Fold and Tear Here

                                                         Wiithhold       For All
                                                For       Authority       Except
                                                 *

     1.   To elect all Director Nominees to serve on the Board of Directors. The nominees are: John S. Albin,  Randall L. Attkisson,  Joseph A. Brinck,
          II, Jesse T. Correll, Ward F. Correll, Thomas F. Darden II, William W.
          Perry, James P. Rousey.

          *Exceptions: To vote for all director nominees, mark the "For" box. To withhold voting for all nominees,  mark the "Withhold  Authority" box.
          To withhold voting for a particular nominee, mark the "For All Except"
          box and enter name(s) of the exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

     2.   Proposal  to change the state of  incorporation  of the  Company  from
          Illinois  to  Delaware  by merging  the  Company  into a  wholly-owned subsidiary  of the  Company  that is  incorporated  under  the laws of
          Delaware.

                  For                       Against                    Abstain

     3.   In their  discretion,  the  proxies are  authorized  to vote upon such other  business  as  may  properly  come  before  the  meeting  or any adjournment thereof.

      Signature                                           Date

      Signature                                           Date